UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY	10041
(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code:

Funds Investor Services 1-800-822-5544

or

Institutional Shareholder Services 1-888-425-6432

Date of fiscal year end: March 31

Date of reporting period: March 31, 2009

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT / MARCH 31, 2009

Legg Mason Partners

Intermediate-Term Municipals Fund

Managed by:	WESTERN ASSET

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to provide as high a level of income exempt from regular federal income tax* as is consistent with prudent investing.

*	Certain investors may be subject to the federal alternative minimum tax (“AMT”), and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

What’s inside

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy weakened significantly during the twelve-month reporting period ended March 31, 2009. Looking back, U.S. gross domestic product (“GDP”)i growth was 2.8% during the second quarter of 2008. Contributing to the economy’s expansion were rising exports that were buoyed by a weakening U.S. dollar. In addition, consumer spending increased, aided by the government’s tax rebate program. However, the dollar’s rally and the end of the rebate program, combined with other strains on the economy, caused GDP to take a step backward during the second half of 2008. According to the U.S. Department of Commerce, third and fourth quarter 2008 GDP contracted 0.5% and 6.3%, respectively, the latter being the worst quarterly reading since 1982. Economic weakness continued in early 2009, as the advance estimate for first quarter 2009 GDP decline was 6.1%.

It may seem like ancient history, but when the reporting period began, speculation remained as to whether the U.S. would experience a recession. This ended in December 2008, when the National Bureau of Economic Research (“NBER”) — which has the final say on when one begins and ends — announced that a recession had begun in December 2007. Based on a variety of economic indicators, we believe it is now likely that the current recession could be the lengthiest since the Great Depression. Contributing to the economy’s troubles is the accelerating weakness in the labor market. Since December 2007, approximately 5.1 million jobs have been shed, with more than two million being lost during the first three months of 2009. In addition, the unemployment rate continued to move steadily higher, rising from 8.1% to 8.5% in March 2009, to reach its highest rate since 1983.

Another strain on the economy, the housing market, has yet to bottom. This is evidenced by the 41% decline in new home sales in February 2009 versus February 2008. In addition, the median price of a new home fell more than 18% over those twelve months. However, not all of the economic news is bad. Inflation remains low and, in March 2009, data were released showing increases in durable goods orders, manufacturing and consumer sentiment, albeit all from depressed levels.

Legg Mason Partners Intermediate-Term Municipals Fund	I

Letter from the chairman continued

Ongoing issues related to the housing and subprime mortgage markets and seizing credit markets prompted the Federal Reserve Board (“Fed”)ii to take aggressive and, in some cases, unprecedented actions. When the reporting period began, the federal funds rateiii was 2.25%. The Fed continued its campaign of lowering rates in April 2008, to 2.00%. It then left rates on hold for several months due to growing inflationary pressures as a result of soaring oil and commodity prices, coupled with the sagging U.S. dollar. However, as inflation receded along with oil prices and the global financial crisis escalated, the Fed cut rates twice in October 2008 to 1.00%. Then, in December 2008, it reduced the federal funds rate to a range of zero to 0.25% — a historic low — and maintained this stance during its next meetings in January, March and April 2009. In conjunction with the April meeting, the Fed stated that it “will employ all available tools to promote economic recovery and to preserve price stability. The Committee . . . anticipates that economic conditions are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

In addition to the interest rate cuts, the Fed took several actions to improve liquidity in the credit markets. In September 2008, it announced an $85 billion rescue plan for ailing AIG and pumped $70 billion into the financial system as Lehman Brothers’ bankruptcy and mounting troubles at other financial firms roiled the markets. More recently, the Fed has taken additional measures to thaw the frozen credit markets, including the purchase of debt issued by Fannie Mae and Freddie Mac, as well as introducing the Term Asset-Backed Securities Loan Facility (“TALF”). In March 2009, the Fed continued to pursue aggressive measures as it announced its intentions to:

•	Purchase up to an additional $750 billion of agency mortgage-backed securities, bringing its total purchases of these securities to up to $1.25 trillion in 2009.

•	Increase its purchases of agency debt this year by up to $100 billion to a total of up to $200 billion.

•	Buy up to $300 billion of longer-term Treasury securities over the next six months.

The U.S. Department of the Treasury has also taken an active role in attempting to stabilize the financial system, as it orchestrated the government’s takeover of mortgage giants Fannie Mae and Freddie Mac in September 2008. In October, the Treasury’s $700 billion Troubled Asset Relief Program (“TARP”) was approved by Congress and signed into law by former President Bush. Then, in March 2009, Treasury Secretary Geithner introduced the Public-Private Partnership Investment Program (“PPIP”), which will be used to facilitate the purchase of $500 billion to $1 trillion of

II	Legg Mason Partners Intermediate-Term Municipals Fund

troubled mortgage assets from bank balance sheets. President Obama has also made reviving the economy a priority in his administration, the cornerstone thus far being the $787 billion stimulus package that was signed into law in February 2009.

During the twelve-month reporting period ended March 31, 2009, both short- and long-term Treasury yields experienced periods of extreme volatility. While earlier in 2008 investors were focused on the subprime segment of the mortgage-backed market, these concerns broadened to include a wide range of financial institutions and markets. As a result, other fixed-income instruments also experienced increased price volatility. This unrest triggered several “flights to quality,” causing Treasury yields to move lower (and their prices higher), while riskier segments of the market saw their yields move higher (and their prices lower). This was particularly true toward the end of 2008, as the turmoil in the financial markets and sharply falling stock prices caused investors to flee securities that were perceived to be risky, even high-quality corporate bonds and high-grade municipal bonds. On several occasions, the yield available from short-term Treasuries fell to nearly zero, as investors were essentially willing to forgo any return potential in order to access the relative safety of government-backed securities. During the twelve months ended March 31, 2009, two-year Treasury yields fell from 1.62% to 0.81%. Over the same time frame, ten-year Treasury yields moved from 3.45% to 2.71%.

The municipal bond market underperformed its taxable bond counterpart over the twelve months ended March 31, 2009. Over that period, the Barclays Capital Municipal Bond Indexiv and the Barclays Capital U.S. Aggregate Indexv returned 2.27% and 3.13%, respectively. While municipal securities significantly outperformed the taxable market in January and February 2009, it was not enough to overcome the aforementioned flights to quality, which negatively impacted the tax-free bond market.

A special note regarding increased market volatility

In recent months, we have experienced a series of events that have impacted the financial markets and created concerns among both novice and seasoned investors alike. In particular, we have witnessed the failure and consolidation of several storied financial institutions, periods of heightened market volatility, and aggressive actions by the U.S. federal government to steady the financial markets and restore investor confidence. While we hope that the worst is over in terms of the issues surrounding the credit and housing crises, it is likely that the fallout will continue to impact the financial markets and the U.S. economy well into 2009.

Legg Mason Partners Intermediate-Term Municipals Fund	III

Letter from the chairman continued

Like all asset management firms, Legg Mason has not been immune to these difficult and, in some ways, unprecedented times. However, today’s challenges have only strengthened our resolve to do everything we can to help you reach your financial goals. Now, as always, we remain committed to providing you with excellent service and a full spectrum of investment choices. Rest assured, we will continue to work hard to ensure that our investment managers make every effort to deliver strong long-term results.

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/individualinvestors. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

Information about your fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

IV	Legg Mason Partners Intermediate-Term Municipals Fund

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

April 29, 2009

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The Barclays Capital (formerly Lehman Brothers) Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.

[v]

The Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

Legg Mason Partners Intermediate-Term Municipals Fund	V

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to provide as high a level of income exempt from regular federal income tax as is consistent with prudent investing.

As a matter of fundamental policy, under normal circumstances, the Fund invests at least 80% of its assets in “municipal securities,” which are debt obligations issued by any of the fifty states and certain other municipal issuers and their political subdivisions, agencies and public authorities. The interest on these securities is excluded from gross income for regular federal income tax purposes. The Fund normally maintains an average effective maturity of between three and ten years. The Fund may invest up to 20% of its assets in securities that are, at the time of purchase, rated below investment grade or in unrated securities that we determine to be of equivalent quality.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the fiscal year, the bond market experienced periods of unnerving volatility. Changing perceptions regarding the economy, inflation, deflation and future Federal Reserve Board (“Fed”)i monetary policy caused bond prices to fluctuate.

The yields on two- and ten-year Treasuries began the reporting period at 1.62% and 3.45%, respectively. Treasury yields moved higher from April through early June 2008, as the economy performed better than expected. In addition, inflationary pressures mounted as oil prices surged to record levels. Over this period, riskier fixed-income asset classes, such as high-yield bonds and emerging market debt, rallied. However, beginning in mid-June, seizing credit markets triggered an extreme “flight to quality.” Investors’ risk aversion further intensified from September through November given the severe disruptions in the global financial markets. During this time, investors were drawn to the relative safety of Treasuries, while riskier portions of the bond market performed poorly.

Toward the end of the reporting period, Treasury yields moved higher, especially on the long end of the yield curveii. We believe this was due to

Legg Mason Partners Intermediate-Term Municipals Fund 2009 Annual Report	1

Fund overview continued

concerns regarding the massive amount of new government issuance that would be needed to fund the economic stimulus package. However, yields then eased down somewhat in late March. At the conclusion of the fiscal year, two- and ten-year Treasury yields were 0.81% and 2.71%, respectively.

Tax-free bonds were not immune to the volatility in the financial markets during the reporting period. In addition to increased risk aversion, the municipal market was pressured by issues related to monoline bond insurers and a lack of liquidity. In addition, there were fears that an economic recession would negatively impact municipalities, as they would generate less tax revenues. Despite a strong rally during the first quarter of 2009, municipal bonds lagged their taxable counterparts during the twelve months ended March 31, 2009. Over this period, the Barclays Capital Municipal Bond Indexiii returned 2.27%, versus a 3.13% return for the Barclays Capital U.S. Aggregate Indexiv.

Q. How did we respond to these changing market conditions?

A. During the reporting period, two major themes played out. The municipal yield curve steepened dramatically from a very flat to a more normal or, at various times, steep slope. Credit quality spreads widened as deleveraging and the forced selling it caused in the municipal market created a scenario where higher-quality securities were much more in demand than their lower-quality counterparts. As a result of these developments, we extended the Fund’s durationv and increased our exposure to some of the higher-yielding sectors of the market in response to what we believed to be more attractive valuations. This adjustment of the portfolio’s composition and structure produced mixed results as the market responded to incoming economic news.

Performance review

For the twelve months ended March 31, 2009, Class A shares of Legg Mason Partners Intermediate-Term Municipals Fund, excluding sales charges, returned -1.13%. The Fund’s unmanaged benchmark, the Barclays Capital 1-15 Year Municipal Bond Indexvi, returned 4.75% for the same period. The Lipper Intermediate Municipal Debt Funds Category Average1 returned 1.33% over the same time frame.

Certain investors may be subject to the federal alternative minimum tax, and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended March 31, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 161 funds in the Fund’s Lipper category, and excluding sales charges

2	Legg Mason Partners Intermediate-Term Municipals Fund 2009 Annual Report

PERFORMANCE SNAPSHOT as of March 31, 2009 (excluding sales charges) (unaudited)
	6 MONTHS	12 MONTHS
Intermediate-Term Municipals Fund — Class A Shares	0.81%	-1.13%
Barclays Capital 1-15 Year Municipal Bond Index	5.95%	4.75%
Lipper Intermediate Municipal Debt Funds Category Average[1]	3.44%	1.33%
The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.
Excluding sales charges, Class C shares returned 0.50% and Class I shares returned 0.88% over the six months ended March 31, 2009. Excluding sales charges, Class C shares returned -1.58% and Class I shares returned -0.97% over the twelve months ended March 31, 2009. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions.
The 30-Day SEC Yields for the period ended March 31, 2009 for Class A, C and I shares were 4.29%, 3.77% and 4.56%, respectively. The 30-Day SEC Yield is the average annualized net investment income per share for the 30-day period indicated and is subject to change.
TOTAL ANNUAL OPERATING EXPENSES (unaudited)
As of the Fund’s most current prospectus dated July 20, 2008, the gross total operating expense ratios for Class A, Class C and Class I shares were 0.72%, 1.33%, and 0.54%, respectively.

Q. What were the leading contributors to performance?

A. An overweight, relative to the benchmark, to the Pre-refundedvii sector of the municipal market was an overall positive contributor to performance for the reporting period. We reduced our weighting to this sector as the reporting period progressed in response to higher yields and wider spreads. The Fund’s underweight to the Transportation sector also was beneficial as this sector’s prospects dimmed in response to more difficult funding conditions given the weakening economic environment. Finally, an underweight to the Leasing sector enhanced results as these lower-quality bonds underperformed their higher-quality counterparts.

Q. What were the leading detractors from performance?

A. The Fund’s duration profile and yield curve positioning detracted from performance for the period. In particular, being underweight the five- and ten-year sectors detracted from results, as these were the best performing portions of the yield curve. Overweights to the Health Care2 and Industrial

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended March 31, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 163 funds for the six-month period and among the 161 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges

[2]

Health Care consists of the following industries: Hospitals/Nursing Facilities, Pharmacy Services, Medical Wholesale Drug Distributors, Drug Delivery Systems, Medical Products/Instruments, Medical & Laboratory Testing, Healthcare Cost Containment and Scientific Instruments.

Legg Mason Partners Intermediate-Term Municipals Fund 2009 Annual Report	3

Fund overview continued

Development sectors were not rewarded as the spreads within these sectors continued to widen until late in the reporting period. As is typical for the portfolio, we underweighted State General Obligation bonds and this positioning detracted from results over the reporting period, as these bonds were perceived to be of higher quality. Our opportunistic use of a short position in Treasury futures was an overall detractor from performance as the duration-shortening aspect of this strategy was more than offset by the outperformance of Treasuries versus municipal securities during flights to quality. However, the negative impact of this strategy was partially offset late in the fiscal year as the municipal market outperformed Treasuries.

Thank you for your investment in Legg Mason Partners Intermediate-Term Municipals Fund. As always, we appreciate that you have chosen us to manage your assets, and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

April 14, 2009

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Keep in mind that the Fund’s investments are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Lower-rated, high-yielding bonds are subject to greater credit risk, including the risk of default, than higher-rated obligations. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.
iii	The Barclays Capital (formerly Lehman Brothers) Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.
iv

The Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vi

The Barclays Capital (formerly Lehman Brothers) 1-15 Year Municipal Bond Index is a market value weighted index of investment grade (Baa3/BBB- or higher) fixed-rate municipal bonds with maturities of one to fifteen years.

vii

A pre-refunded bond is a bond in which the original security has been replaced by an escrow, usually consisting of treasuries or agencies, which has been structured to pay principal and interest and any call premium, either to a call date (in the case of a pre-refunded bond), or to maturity (in the case of an escrowed to maturity bond).

4	Legg Mason Partners Intermediate-Term Municipals Fund 2009 Annual Report

Fund at a glance (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments

Legg Mason Partners Intermediate-Term Municipals Fund 2009 Annual Report	5

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on October 1, 2008 and held for the six months ended March 31, 2009.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

BASED ON ACTUAL TOTAL RETURN[1]
	ACTUAL TOTAL RETURN WITHOUT SALES CHARGES[2]	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[3]
Class A	0.81%	$1,000.00	$1008.10	0.69%	$3.45
Class C	0.50	1,000.00	1005.00	1.31	6.55
Class I	0.88	1,000.00	1008.80	0.53	2.65

[1]	For the six months ended March 31, 2009.

[2]

Assumes the reinvestment of all distributions, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

6	Legg Mason Partners Intermediate-Term Municipals Fund 2009 Annual Report

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN[1]
	HYPOTHETICAL ANNUALIZED TOTAL RETURN	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[2]
Class A	5.00%	$1,000.00	$1,021.49	0.69%	$3.48
Class C	5.00	1,000.00	1,018.40	1.31	6.59
Class I	5.00	1,000.00	1,022.29	0.53	2.67

[1]	For the six months ended March 31, 2009.

[2]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Partners Intermediate-Term Municipals Fund 2009 Annual Report	7

Fund performance (unaudited)

AVERAGE ANNUAL TOTAL RETURNS[1]
	WITHOUT SALES CHARGES[2]
	CLASS A	CLASS C	CLASS I
Twelve Months Ended 3/31/09	-1.13%	-1.58%	-0.97%
Five Years Ended 3/31/09	2.28	1.65	N/A
Ten Years Ended 3/31/09	3.37	N/A	N/A
Inception* through 3/31/09	5.10	2.71	0.41

	WITH SALES CHARGES[3]
	CLASS A	CLASS C	CLASS I
Twelve Months Ended 3/31/09	-3.42%	-1.58%	-0.97%
Five Years Ended 3/31/09	1.82	1.65	N/A
Ten Years Ended 3/31/09	3.13	N/A	N/A
Inception* through 3/31/09	4.98	2.71	0.41

CUMULATIVE TOTAL RETURNS[1]
		WITHOUT SALES CHARGES[2]
Class A (3/31/99 through 3/31/09)		39.27%
Class C (Inception date of 12/19/01 through 3/31/09)		21.50
Class I (Inception date of 9/28/07 through 3/31/09)		0.63

[1]

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares.

[3]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 2.25%.

*	Inception dates for Class A, C and I shares are November 28, 1988, December 19, 2001 and September 28, 2007, respectively.

8	Legg Mason Partners Intermediate-Term Municipals Fund 2009 Annual Report

Historical performance (unaudited)

VALUE OF $10,000 INVESTED IN CLASS A SHARES OF LEGG MASON PARTNERS INTERMEDIATE-TERM
MUNICIPALS FUND VS. BARCLAYS CAPITAL 1-15 YEAR MUNICIPAL BOND INDEX AND LIPPER
INTERMEDIATE MUNICIPAL DEBT FUNDS CATEGORY AVERAGE† — March 1999 - March 2009

†	Hypothetical illustration of $10,000 invested in Class A shares of Legg Mason Partners Intermediate-Term Municipals Fund on March 31, 1999, assuming the deduction of the maximum initial sales charge of 2.25% at the time of investment and the reinvestment of all distributions, including returns of capital, if any, at net asset value through March 31, 2009. The Barclays Capital (formerly Lehman Brothers) 1-15 Year Municipal Bond Index is a market value weighted index of investment grade (Baa3/BBB- or higher) fixed-rate municipals bonds with maturities of one to fifteen years. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The Lipper Intermediate Municipal Debt Funds Category Average is comprised of the Fund’s peer group of mutual funds as of March 31, 2009. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

Legg Mason Partners Intermediate-Term Municipals Fund 2009 Annual Report	9

Schedule of investments

March 31, 2009

LEGG MASON PARTNERS INTERMEDIATE-TERM MUNICIPALS FUND
FACE AMOUNT	SECURITY	VALUE

MUNICIPAL BONDS — 95.6%
	Alabama — 1.1%
$1,935,000	Clarke & Mobile County, AL, Gas District, Gas Revenue, AMBAC, 5.250% due 1/1/24	$1,790,649
7,000,000	Jefferson County, AL, Sewer Revenue, Refunding, 5.250% due 2/1/16	5,909,330
1,000,000	Marshall County, AL, Health Care Authority Revenue, 6.250% due 1/1/22	1,002,850
1,000,000	Saraland, AL, GO, MBIA, 5.250% due 1/1/14	1,057,780
	Total Alabama	9,760,609
	Alaska — 0.1%
1,000,000	Alaska Industrial Development & Export Authority Revenue, Williams Lynxs Alaska Cargo Port LLC, 8.000% due 5/1/23(a)	853,170
	Arizona — 0.2%
390,000	Arizona State Health Facilities Authority, Unrefunded Balance, Catholic Healthcare West, 6.125% due 7/1/09(b)	395,429
1,000,000	Arizona State University, Revenue Bonds, FGIC, 5.500% due 7/1/21(c)	1,135,720
	Maricopa County, AZ, Hospital Revenue:
30,000	Intercommunity Healthcare, Sun City Project, 8.625% due 1/1/10(b)	31,809
	St. Lukes Medical Center:
311,000	8.750% due 2/1/10(b)	332,164
105,000	10.250% due 2/1/11(b)	117,420
	Total Arizona	2,012,542
	Arkansas — 0.6%
215,000	Arkansas Housing Development Agency, Single-Family Mortgage, FHA/VA, 8.375% due 7/1/10(b)	224,757
	Arkansas State Development Finance Authority Hospital Revenue, Washington Regional Medical Center:
1,500,000	7.000% due 2/1/15(c)	1,560,705
2,500,000	7.250% due 2/1/20(c)	2,606,275
120,000	Pulaski County, AR, Hospital Revenue, Arkansas Children’s Hospital, 9.250% due 3/1/10(b)	129,474
1,000,000	Warren County, AR, Solid Waste Disposal Revenue, Potlatch Corp. Project, 7.000% due 4/1/12(a)	936,630
	Total Arkansas	5,457,841
	California — 4.8%
3,000,000	Barona, CA, Band of Mission Indians, GO, 8.250% due 1/1/20	2,643,930
5,000,000	California Housing Finance Agency Revenue, 5.200% due 8/1/28	4,565,750
4,000,000	California Statewide CDA Revenue, St. Joseph Health System, MBIA, 5.125% due 7/1/24	3,869,600

See Notes to Financial Statements.

10	Legg Mason Partners Intermediate-Term Municipals Fund 2009 Annual Report

LEGG MASON PARTNERS INTERMEDIATE-TERM MUNICIPALS FUND
FACE AMOUNT	SECURITY	VALUE

	California — 4.8% continued
	California State:
$6,000,000	Economic Recovery, 5.000% due 7/1/16	$6,216,000
4,245,000	Public Works Board Lease Revenue, Department of Corrections, 5.250% due 9/1/16	4,283,460
	Los Angeles, CA:
8,000,000	Convention & Exhibition Center Authority Lease Revenue, 5.125% due 8/15/22	8,459,760
255,000	COP, Hollywood Presbyterian Medical Center, INDLC, 9.625% due 7/1/13(b)	301,999
	San Francisco, CA, City & County Airports Commission, International Airport Revenue:
5,000,000	6.500% due 5/1/19(a)(d)	5,157,100
5,000,000	6.750% due 5/1/19(a)(d)	5,242,800
130,000	San Leandro, CA, Hospital Revenue, Vesper Memorial Hospital, 11.500% due 5/1/11(b)	143,931
345,000	Santa Rosa, CA, Hospital Revenue, Santa Rosa Hospital Memorial Project, 10.300% due 3/1/11(b)	388,998
3,830,000	Truckee-Donner Recreation & Park District, CA, COP, Community Center Project, AMBAC, 5.000% due 9/1/29	3,502,305
	Total California	44,775,633
	Colorado — 2.4%
1,025,000	Colorado Educational & Cultural Facilities Authority Revenue Charter School, Bromley East Project, 7.000% due 9/15/20(c)	1,169,176
245,000	Colorado Health Facilities Authority, Hospital Revenue, Weld County General Hospital Project, 9.375% due 7/1/09(b)	250,321
	Denver, CO, City & County:
3,000,000	Excise Tax Revenue, Refunding, FSA, 5.500% due 9/1/14	3,042,450
1,480,000	Wastewater Revenue, FGIC, 5.250% due 11/1/14	1,620,038
2,200,000	Longmont, CO, Sales & Use Tax Revenue, 5.750% due 11/15/19(c)	2,370,852
2,500,000	Northwest Parkway Public Highway Authority, 5.500% due 6/15/16(c)	2,763,350
14,000,000	Public Authority for Colorado Energy, Natural Gas Purchase Revenue, 6.125% due 11/15/23	10,909,360
	Total Colorado	22,125,547
	Connecticut — 1.4%
5,000,000	Connecticut State, 5.375% due 11/15/19(c)	5,713,650
2,000,000	Connecticut State Special Obligation Parking Revenue, Bradley International Airport, ACA, 6.375% due 7/1/12(a)	1,915,520
2,000,000	Connecticut State Special Tax Obligation Revenue, Transportation Infrastructure, FSA, 5.375% due 7/1/16(c)	2,260,100

See Notes to Financial Statements.

Legg Mason Partners Intermediate-Term Municipals Fund 2009 Annual Report	11

Schedule of investments continued

March 31, 2009

LEGG MASON PARTNERS INTERMEDIATE-TERM MUNICIPALS FUND
FACE AMOUNT	SECURITY	VALUE

	Connecticut — 1.4% continued
$3,000,000	Connecticut State, HEFA Revenue, Ascension Health Credit, 3.500% due 11/15/29(d)	$2,951,130
	Total Connecticut	12,840,400
	Delaware — 0.2%
1,225,000	Delaware State, GO, Refunding, 5.000% due 1/1/13	1,332,910
	District of Columbia — 0.1%
1,000,000	Metropolitan Washington, DC, Airports Authority, VA General Airport Revenue, Refunding, FGIC, 5.250% due 10/1/12(a)	1,017,440
	Florida — 5.3%
2,765,000	Capital Projects Finance Authority, Florida Student Housing Revenue, Cafra Capital Corp., 7.750% due 8/15/20(c)(e)	3,023,942
	Florida Municipal Loan Council Revenue, MBIA:
1,790,000	5.250% due 11/1/13	1,918,665
3,175,000	5.250% due 11/1/16	3,311,779
10,400,000	Florida State Municipal Power Agency Revenue, 5.000% due 10/1/28	9,572,680
	Hillsborough County, FL:
1,670,000	EFA Revenue, Refunding, University of Tampa Project, Radian, 5.750% due 4/1/18	1,660,748
3,500,000	School District Sales Tax Revenue, AMBAC, 5.375% due 10/1/15(c)	3,861,690
	Jacksonville Beach, FL, Utility Revenue:
1,730,000	7.900% due 10/1/14(b)	2,010,520
2,145,000	5.000% due 4/1/18	2,173,336
440,000	Killarney Community Development District Special Assessment Revenue, 5.125% due 5/1/09	351,960
	Miami-Dade County, FL:
3,000,000	Aviation Revenue, Miami International Airport, 5.500% due 10/1/27(a)	2,762,280
8,000,000	School Board, COP, 5.000% due 2/1/24	7,867,920
2,000,000	Orange County, FL, Health Facilities Authority Revenue, Hospital Adventist Health Systems, 6.250% due 11/15/24(c)	2,308,720
1,470,000	Orlando, FL, Utilities Commission Water & Electric Revenue, 5.250% due 10/1/13(c)	1,619,308
1,000,000	Seminole County, FL, Water & Sewer Revenue, Refunding & Improvement, MBIA, 6.000% due 10/1/12	1,105,650
5,920,000	South Broward, FL, Hospital District Revenue, 5.000% due 5/1/28	5,202,141
700,000	Sterling Hill, FL, Community Development District, 5.500% due 11/1/10	680,085
80,000	Tamarac, FL, Water & Sewer Utilities Revenue, AMBAC, 9.250% due 10/1/10(b)	83,191
	Total Florida	49,514,615

See Notes to Financial Statements.

12	Legg Mason Partners Intermediate-Term Municipals Fund 2009 Annual Report

LEGG MASON PARTNERS INTERMEDIATE-TERM MUNICIPALS FUND
FACE AMOUNT	SECURITY	VALUE

	Georgia — 3.7%
	Atlanta & Fulton County, GA, Recreational Authority Revenue, Zoo:
$1,770,000	5.000% due 12/1/19	$1,936,363
1,860,000	5.000% due 12/1/20	2,016,184
5,000,000	Burke County, GA, Development Authority, PCR, Oglethorpe Power Corp., 7.000% due 1/1/23	5,325,250
6,000,000	DeKalb, Newton & Gwinnett Counties, GA, Joint Development Authority Revenue, GGC Foundation LLC Project, 6.000% due 7/1/29	5,868,780
1,980,000	East Point, GA, Building Authority Revenue, FSA, zero coupon bond to yield 6.249% due 2/1/20	1,094,722
1,000,000	Georgia State, GO, 6.250% due 8/1/10	1,071,960
	Main Street Natural Gas Inc., Gas Project Revenue:
2,500,000	5.000% due 3/15/11	2,314,050
4,500,000	5.500% due 9/15/25	2,886,075
1,000,000	Milledgeville & Baldwin County, GA, Development Authority Revenue, Georgia College & State University Foundation, 5.500% due 9/1/24(c)	1,179,710
7,000,000	Monroe County, GA, Development Authority PCR, Oglethorpe Power Corp., Scherer Project, 4.625% due 1/1/36(d)	7,210,210
2,415,000	Municipal Electronic Authority Revenue, Combustion Turbine Project, MBIA, 5.250% due 11/1/19	2,414,807
660,000	Savannah, GA, Downtown Authority Revenue, Refunding, Chatham County Projects, MBIA, 5.000% due 1/1/19	714,034
310,000	Savannah, GA, EDA, College of Art and Design Inc. Project, 6.200% due 10/1/09(b)	310,121
	Total Georgia	34,342,266
	Hawaii — 0.5%
	Hawaii State:
	FGIC:
2,895,000	5.375% due 8/1/15	3,084,015
1,105,000	5.375% due 8/1/15(c)	1,217,025
615,000	GO, Unrefunded Balance, MBIA, 5.000% due 5/1/16	677,084
	Total Hawaii	4,978,124
	Illinois — 2.9%
75,000	Chicago Heights, IL, Single-Family Mortgage Revenue, 7.600% due 5/1/10(b)	78,510
	Chicago, IL:
1,500,000	FGIC, 6.000% due 1/1/14(c)	1,616,130
120,000	GO, 5.375% due 1/1/16	128,782
2,000,000	Metropolitan Water Reclamation District Greater Chicago, Capital Improvement, 5.500% due 12/1/14(c)	2,316,860

See Notes to Financial Statements.

Legg Mason Partners Intermediate-Term Municipals Fund 2009 Annual Report	13

Schedule of investments continued

March 31, 2009

LEGG MASON PARTNERS INTERMEDIATE-TERM MUNICIPALS FUND
FACE AMOUNT	SECURITY	VALUE

	Illinois — 2.9% continued
$1,500,000	O’Hare International Airport, Second Lien Passenger Facility, AMBAC, 5.500% due 1/1/16	$1,554,540
	Cicero, IL:
2,415,000	MBIA, 5.625% due 12/1/16	2,671,642
1,250,000	Tax Increment, XLCA, 5.250% due 1/1/20	1,022,925
3,685,000	Glendale Heights, IL, Hospital Revenue, Refunding Glendale Heights Project, 7.100% due 12/1/15(b)	4,304,375
	Illinois Finance Authority Revenue:
1,000,000	Edward Hospital, AMBAC, 6.000% due 2/1/28	918,350
2,000,000	FSA, 5.250% due 1/1/22	2,038,860
	Illinois Health Facilities Authority Revenue:
205,000	Methodist Medical Center of Illinois Project, 9.000% due 10/1/10(b)	212,068
1,140,000	Passavant Memorial Area Hospital, 6.250% due 10/1/17(c)	1,242,474
5,000,000	Illinois State, GO, First Series, 5.375% due 7/1/19	5,289,600
2,440,000	Kane County, IL, GO, FGIC, 5.500% due 1/1/15	2,655,135
605,000	Northern, IL, University Revenue, 10.400% due 4/1/13(c)	616,731
	Total Illinois	26,666,982
	Indiana — 5.0%
100,000	Indiana Bond Bank, Special Program, AMBAC, 9.750% due 8/1/09(b)	100,769
5,000,000	Indiana Health Facility Financing Authority Revenue, Ascension Health Credit, 3.750% due 11/15/36(d)	4,909,750
3,920,000	Indiana State Toll Road Commission Toll Road Revenue, 9.000% due 1/1/15(b)	4,882,438
3,000,000	Indianapolis Local Public Improvement Bond Bank, Waterworks Project, 5.500% due 7/1/19(c)	3,402,030
19,625,000	Indianapolis, IN, Thermal Energy System, Multi-Mode, 5.000% due 10/1/23(d)	20,315,015
	Jasper County, IN, PCR, Northern Indiana Public Service:
5,000,000	AMBAC, 5.700% due 7/1/17	4,912,550
3,000,000	MBIA, 5.850% due 4/1/19	2,907,120
1,000,000	Lawrence Township, IN, Metropolitan School District, First Mortgage, IBC/MBIA, 6.750% due 7/5/13	1,158,190
	Madison County, IN, Hospital Authority Facilities Revenue:
165,000	Community Hospital of Anderson Project, 9.250% due 1/1/10(b)	175,583
80,000	St. Johns Hickey Memorial Hospital Project, 9.000% due 12/1/09(b)	81,000
1,075,000	Mishawaka, IN, School Building Corp., First Mortgage, AMBAC, 5.500% due 7/15/18(c)	1,184,951

See Notes to Financial Statements.

14	Legg Mason Partners Intermediate-Term Municipals Fund 2009 Annual Report

LEGG MASON PARTNERS INTERMEDIATE-TERM MUNICIPALS FUND
FACE AMOUNT	SECURITY	VALUE

	Indiana — 5.0% continued
$2,000,000	North Manchester, IN, Industrial Revenue, Peabody Retirement Community Project, 7.125% due 7/1/22	$1,509,680
775,000	St. Joseph County, IN, Hospital Authority Facilities Revenue, Memorial Hospital South Bend, 9.400% due 6/1/10(b)	815,998
	Total Indiana	46,355,074
	Iowa — 0.8%
3,000,000	Iowa Finance Authority, Health Care Facilities Revenue, Genesis Medical Center, 6.250% due 7/1/20	3,039,000
2,425,000	Muscatine, IA, Electric Revenue, 9.700% due 1/1/13(b)	2,876,341
1,085,000	University of Iowa Facilities Corp., Medical Education and Biomed Research Facilities Project, AMBAC, 5.375% due 6/1/18	1,108,143
	Total Iowa	7,023,484
	Kansas — 1.1%
	Burlington, KS, Environmental Improvement Revenue, Kansas City Power & Light:
5,000,000	5.250% due 12/1/23(d)	5,008,900
5,000,000	FGIC, 5.375% due 9/1/35(d)	5,281,700
	Total Kansas	10,290,600
	Kentucky — 2.7%
15,000,000	Kentucky Economic Development Finance Authority, Revenue, Louisville Arena Project, 5.750% due 12/1/28	15,158,250
10,000,000	Louisville & Jefferson County, KY, Metro Government Health Facilities Revenue, Jewish Hospital, St. Marys Healthcare, 6.000% due 2/1/22	10,104,300
	Total Kentucky	25,262,550
	Louisiana — 0.5%
500,000	East Baton Rouge, LA, Parish Park & Recreation District, GO, FSA, 5.000% due 5/1/20	530,045
130,000	Lafayette, LA, Public Trust Financing Authority, Single-Family Mortgage Revenue, FHA, 7.200% due 4/1/10(b)	132,366
1,480,000	Louisiana Local Government Environmental Facilities and Community Development Authority Revenue, AMBAC, Parking Facilities Corp. Garage Project, 5.625% due 10/1/17	1,534,775
240,000	Louisiana Public Facilities Authority Hospital Revenue, Southern Baptist Hospital Inc. Project, Aetna, 8.000% due 5/15/12(b)	261,343
1,000,000	Louisiana State University & Agricultural & Mechanical College Board, Refunding, Auxiliary, FSA, 5.250% due 7/1/13	1,111,330
1,000,000	New Orleans, LA, GO, Refunding, FGIC, 5.500% due 12/1/10	1,024,300
	Total Louisiana	4,594,159
	Maryland — 2.1%
	Anne Arundel County, MD, GO:
3,000,000	5.375% due 3/1/14(c)	3,355,410
450,000	Consolidated Solid Waste Projects, 5.300% due 2/1/17(a)	450,594

See Notes to Financial Statements.

Legg Mason Partners Intermediate-Term Municipals Fund 2009 Annual Report	15

Schedule of investments continued

March 31, 2009

LEGG MASON PARTNERS INTERMEDIATE-TERM MUNICIPALS FUND
FACE AMOUNT	SECURITY	VALUE

	Maryland — 2.1% continued
$1,000,000	Frederick County, MD, GO, Public Facilities, 5.000% due 12/1/15(c)	$1,078,160
2,000,000	Maryland State, State and Local Facilities Loan, 5.500% due 8/1/10	2,124,420
	Maryland State Health & Higher EFA Revenue:
	Carroll County General Hospital:
400,000	5.125% due 7/1/14	411,820
535,000	6.000% due 7/1/21	541,211
1,000,000	Johns Hopkins Hospital, 5.000% due 5/15/11	1,026,600
	Refunding:
	Kennedy Krieger Issue:
400,000	5.200% due 7/1/09	400,140
400,000	5.250% due 7/1/10	399,940
1,000,000	5.125% due 7/1/22	818,690
500,000	Medstar Health, 5.750% due 8/15/14	518,140
	University of Maryland Medical System:
1,000,000	5.000% due 7/1/10	1,019,410
1,000,000	6.000% due 7/1/22(c)	1,131,080
4,000,000	Washington County Hospital, 6.000% due 1/1/28	3,411,400
1,000,000	Maryland State Transportation Authority, Parking Revenue, Baltimore/Washington International Airport, AMBAC, 5.250% due 3/1/12(a)	1,029,000
1,575,000	Northeast Maryland Waste Disposal Authority, Solid Waste Revenue, AMBAC, 5.500% due 4/1/15(a)	1,615,210
	Total Maryland	19,331,225
	Massachusetts — 4.3%
13,000,000	Massachusetts Educational Financing Authority Education Loan Revenue, 6.125% due 1/1/22(a)	12,899,250
1,140,000	Massachusetts Rail Connections Inc., Route 128, Parking Garage Revenue, 6.000% due 7/1/13(c)	1,178,441
375,000	Massachusetts State DFA Revenue, First Mortgage, Edgecombe Project, 6.000% due 7/1/11	373,301
2,000,000	Massachusetts State GAN, 5.750% due 6/15/15	2,115,700
1,000,000	Massachusetts State GO, Refunding, AMBAC, 5.750% due 8/1/10	1,062,340
	Massachusetts State HEFA Revenue:
	Caregroup Inc.:
3,500,000	5.375% due 7/1/23	3,084,830
5,500,000	5.375% due 7/1/24	4,772,735
3,570,000	5.375% due 7/1/25	3,049,351

See Notes to Financial Statements.

16	Legg Mason Partners Intermediate-Term Municipals Fund 2009 Annual Report

LEGG MASON PARTNERS INTERMEDIATE-TERM MUNICIPALS FUND
FACE AMOUNT	SECURITY	VALUE

	Massachusetts — 4.3% continued
	Caritas Christi Obligation:
$2,000,000	6.500% due 7/1/12	$2,007,120
3,000,000	6.750% due 7/1/16	2,977,620
1,000,000	Harvard University, 5.000% due 1/15/16	1,017,820
1,300,000	University of Massachusetts, 5.500% due 10/1/18(c)	1,463,605
1,110,000	Massachusetts State Port Authority Revenue, 13.000% due 7/1/13(b)	1,407,502
2,000,000	Pittsfield, MA, GO, MBIA, 5.500% due 4/15/17	2,128,580
	Total Massachusetts	39,538,195
	Michigan — 5.1%
1,050,000	Allen Academy COP, 7.000% due 6/1/15	941,630
1,000,000	Carman-Ainsworth, MI, Community School District GO, FGIC, 5.500% due 5/1/19(c)	1,120,820
1,775,000	Chippewa Valley, MI, Schools Administration Building, Q-SBLF, 5.500% due 5/1/18(c)	1,998,046
	Michigan State Hospital Finance Authority Revenue:
23,690,000	McLaren Health Care Corp., 5.625% due 5/15/28	21,944,284
1,000,000	Refunding, Hospital, Sparrow Obligated, 5.000% due 11/15/19	892,960
15,060,000	Michigan State Housing Development Authority, Rental Housing Revenue, AMBAC, 6.000% due 4/1/23(a)	14,698,409
1,000,000	Mount Clemens, MI, Community School District, Q-SBLF, 5.500% due 5/1/16(c)	1,112,600
2,000,000	Royal Oak, MI, Hospital Finance Authority Revenue, William Beaumont Hospital, 8.000% due 9/1/29	2,124,660
2,000,000	Southfield, MI, Library Building Authority GO, MBIA, 5.500% due 5/1/24(c)	2,107,340
665,000	Williamston, MI, Community School District, GO, MBIA, Q-SBLF, 6.250% due 5/1/09	667,248
	Total Michigan	47,607,997
	Minnesota — 0.2%
1,000,000	Minneapolis, MN, Health Care System Revenue, Allina Health Systems, 6.000% due 11/15/18(c)	1,162,810
1,000,000	Saint Paul, MN, Housing & Redevelopment Authority, Hospital Revenue, Health East Project, ACA/CBI, 5.850% due 11/1/17	884,190
	Total Minnesota	2,047,000
	Missouri — 1.9%
9,080,000	Boone County, MO, Hospital Revenue, Boone Hospital Center, 5.750% due 8/1/28	8,210,681
1,000,000	Lees Summit, MO, IDA Health Facilities Revenue, John Knox Village, 5.750% due 8/15/11(b)	1,109,320
4,485,000	Missouri Joint Municipal Electric Utility Commission Power Project Revenue, Iatan Second Project, 5.250% due 1/1/19(f)	4,622,645

See Notes to Financial Statements.

Legg Mason Partners Intermediate-Term Municipals Fund 2009 Annual Report	17

Schedule of investments continued

March 31, 2009

LEGG MASON PARTNERS INTERMEDIATE-TERM MUNICIPALS FUND
FACE AMOUNT	SECURITY	VALUE

	Missouri — 1.9% continued
$1,500,000	Missouri State Environmental Improvement & Energy Resource Authority, Water Pollution State Revolving Funds Programs, 5.250% due 1/1/16	$1,524,540
680,000	Missouri State Housing Development Community, MFH Revenue, 5.500% due 12/1/15	687,704
1,000,000	Saint Louis, MO, Airport Revenue, Airport Development Program, MBIA, 5.625% due 7/1/16(c)	1,102,140
	Total Missouri	17,257,030
	Nebraska — 0.0%
5,000	Douglas County, NE, Hospital Authority No. 2, Archbishop Bergan Mercy Hospital, 9.500% due 7/1/10(b)	5,282
	Nevada — 0.8%
	Carson City, NV, Hospital Revenue, Carson-Tahoe Health System:
535,000	6.000% due 9/1/14(c)	618,481
650,000	6.000% due 9/1/14	611,072
2,500,000	Las Vegas New Convention & Visitors Authority Revenue, AMBAC, 6.000% due 7/1/14(c)	2,558,675
	Reno, NV, Hospital Revenue, Renown Regional Medical Center Project:
1,000,000	5.000% due 6/1/15	957,430
1,000,000	5.000% due 6/1/16	938,090
2,190,000	5.000% due 6/1/17	2,013,245
	Total Nevada	7,696,993
	New Hampshire — 0.5%
	New Hampshire HEFA, University Systems of New Hampshire, AMBAC:
595,000	5.375% due 7/1/16(c)	657,594
305,000	5.375% due 7/1/16	326,271
	New Hampshire HEFA Revenue, Covenant Health:
1,770,000	6.500% due 7/1/17(c)	2,012,685
1,060,000	6.500% due 7/1/17	1,101,987
455,000	New Hampshire State, GO, Unrefunded Balance, Capital Improvement, 5.125% due 10/1/17	460,737
	Total New Hampshire	4,559,274
	New Jersey — 5.1%
	New Jersey Health Care Facilities Financing Authority Revenue:
	Atlanticare Regional Medical Center:
1,840,000	5.000% due 7/1/15	1,859,522
1,350,000	5.000% due 7/1/16	1,349,892
85,000	Hackensack Hospital, 8.750% due 7/1/09(b)	86,727
3,000,000	Trinitas Hospital Obligation Group, 7.375% due 7/1/15(c)	3,263,340

See Notes to Financial Statements.

18	Legg Mason Partners Intermediate-Term Municipals Fund 2009 Annual Report

LEGG MASON PARTNERS INTERMEDIATE-TERM MUNICIPALS FUND
FACE AMOUNT	SECURITY	VALUE

	New Jersey — 5.1% continued
	New Jersey State:
$27,000,000	Higher Education Assistance Authority, Student Loan Revenue, Student Loan, 5.875% due 6/1/21(a)(e)	$25,426,440
11,570,000	Housing & Mortgage Finance Agency, Multi-Family Revenue, 5.250% due 5/1/23	11,652,610
235,000	Turnpike Authority Revenue, 6.000% due 1/1/14(b)	255,645
3,095,000	Passaic Valley, NJ, Sewage Commissioners Sewer System, AMBAC, 5.625% due 12/1/17	3,174,913
110,000	Ringwood Boro, NJ, Sewage Authority, 9.875% due 1/1/14(b)	134,110
	Total New Jersey	47,203,199
	New Mexico — 0.3%
1,100,000	Bernalillo County, NM, Gross Receipts Tax Revenue, AMBAC, 5.250% due 10/1/21	1,269,345
1,490,000	New Mexico Finance Authority Revenue, Subordinated Lien, Public Project Revolving Fund, MBIA, 5.000% due 6/15/20	1,593,868
	Total New Mexico	2,863,213
	New York — 4.1%
1,000,000	Albany, NY, IDA, Civic Facility Revenue, Charitable Leadership Project, 6.000% due 7/1/19	785,380
2,150,000	Nassau County, NY, IDA, Continuing Care Retirement, Amsterdam at Harborside, 5.875% due 1/1/18	1,882,174
	New York City, NY:
1,000,000	Health & Hospital Corp. Revenue, Health Systems, FSA, 5.500% due 2/15/19	1,034,170
445,000	IDA, Special Needs Facilities Pooled Program A-1, 6.100% due 7/1/12	415,203
1,500,000	Industrial Development Agency, Revenue, Queens Baseball Stadium, Pilot, AMBAC, 5.000% due 1/1/19	1,476,045
	New York State Dormitory Authority Revenue:
5,415,000	FHA New York and Presbyterian Hospital, FSA, 5.240% due 8/15/24	5,557,090
1,780,000	Marymount Manhattan College, Radian, 6.375% due 7/1/14	1,799,527
5,000,000	Mental Health Services Facilities, 5.000% due 2/15/18	5,086,100
9,150,000	Municipal Health Facility, 5.000% due 1/15/25	9,259,617
2,500,000	School Districts Financing Programs, MBIA, 5.500% due 10/1/17	2,659,725
1,715,000	State University Educational Facilities, MBIA, 6.000% due 5/15/15(c)	1,837,948
6,000,000	Tobacco Settlement Financing Corp., New York, Asset-Backed, 5.500% due 6/1/14	6,018,900
	Total New York	37,811,879

See Notes to Financial Statements.

Legg Mason Partners Intermediate-Term Municipals Fund 2009 Annual Report	19

Schedule of investments continued

March 31, 2009

LEGG MASON PARTNERS INTERMEDIATE-TERM MUNICIPALS FUND
FACE AMOUNT	SECURITY	VALUE

	North Carolina — 0.9%
$425,000	Asheville, NC, HDC, First Lien Revenue, Asheville Gardens, HUD Section 8, 10.500% due 5/1/11(c)	$441,464
3,000,000	Guilford County, NC, GO, Public Improvement, 5.250% due 10/1/15(c)	3,259,590
550,000	North Carolina Eastern Municipal Power Agency, Power Systems Revenue, ACA/CBI, 5.650% due 1/1/16	557,227
	North Carolina Municipal Power Agency No. 1, Catawba Electricity Revenue:
895,000	10.500% due 1/1/10(b)	961,051
3,000,000	ACA/CBI, 6.375% due 1/1/13	3,099,300
	Total North Carolina	8,318,632
	Ohio — 1.8%
1,750,000	Cleveland, OH, Public Power Systems Revenue, AMBAC, 5.500% due 11/15/15	1,884,435
515,000	Cuyahoga County, OH, Hospital Facilities Revenue, Canton Inc. Project, 6.750% due 1/1/10	521,566
1,630,000	Franklin County, OH, Hospital Revenue, Children Hospital Project, 10.375% due 6/1/13(b)(e)	1,943,335
305,000	Hamilton County, OH, Sales Tax Revenue, AMBAC, 5.250% due 12/1/18	315,776
1,240,000	Jackson, OH, Local School District, Stark & Summit Counties, FSA, 5.000% due 12/1/18	1,340,799
250,000	Lake County, OH, Hospital Improvement Revenue, Lake County Memorial Hospital Project, 8.625% due 11/1/09(b)	251,585
1,410,000	Logan Hocking, OH, Local School District, Construction & Improvement, MBIA, 5.500% due 12/1/16(c)	1,577,776
2,775,000	Montgomery County, OH, Revenue, Catholic Health Initiatives, 5.500% due 9/1/14(c)	3,046,561
	Ohio State, Water Development Authority Revenue:
1,130,000	Refunding, Safe Water Service, 9.375% due 12/1/10(b)	1,158,883
130,000	Safe Water, 9.000% due 12/1/10(b)	132,638
3,600,000	Ohio State Building Authority, State Facilities-Administration Building Fund, FSA, 5.500% due 10/1/14(c)	4,001,904
500,000	Ohio State Department of Administrative Services, COP, Administrative Knowledge System, MBIA, 5.000% due 9/1/16	548,955
	Total Ohio	16,724,213
	Oklahoma — 0.3%
690,000	Oklahoma Development Finance Authority Revenue, Refunding, St. John’s Health Systems, 5.750% due 2/15/18	695,920
1,725,000	Tulsa, OK, Airport Improvement Trust General Revenue, 6.000% due 6/1/14(a)	1,752,859
	Total Oklahoma	2,448,779

See Notes to Financial Statements.

20	Legg Mason Partners Intermediate-Term Municipals Fund 2009 Annual Report

LEGG MASON PARTNERS INTERMEDIATE-TERM MUNICIPALS FUND
FACE AMOUNT	SECURITY	VALUE

	Oregon — 1.7%
$1,000,000	Clackamas County, OR, Hospital Facilities Authority Revenue, Legacy Health System, 5.750% due 5/1/16	$1,034,410
	Klamath Falls, OR, Intercommunity Hospital Authority Revenue:
940,000	Merle West Medical Center, 6.125% due 9/1/22(c)	1,097,422
560,000	Unrefunded Balance, Merle West Medical Center, 6.125% due 9/1/22	491,237
	Oregon State Department of Administrative Services:
2,250,000	COP, 5.000% due 5/1/29	2,255,220
	Lottery Revenue:
7,880,000	5.000% due 4/1/27(f)	7,947,847
1,375,000	FSA, 5.500% due 4/1/14(c)	1,545,362
1,140,000	Wasco County, OR, Solid Waste Disposal Revenue, Waste Connections Inc. Project, 7.000% due 3/1/12(a)	1,139,510
	Total Oregon	15,511,008
	Pennsylvania — 6.1%
1,000,000	Adams County, PA, IDA Revenue, Gettysburg College, 5.875% due 8/15/21	1,018,180
3,000,000	Allegheny County, PA, Port Authority Special Revenue, FGIC, 5.500% due 3/1/16	3,096,810
1,135,000	Carbon County, PA, IDA, Panther Creek Partners Project, 6.650% due 5/1/10(a)	1,136,703
1,070,000	Chester County, PA, School Authority, School Lease Revenue, 5.375% due 6/1/17	1,128,304
1,750,000	Greater Johnstown, PA, GO, School District, MBIA, 5.375% due 8/1/14	1,883,490
10,000,000	Pennsylvania Housing Finance Agency, Single-Family Mortgage Revenue, 5.200% due 10/1/28	9,927,400
	Pennsylvania State:
2,000,000	Department of General Services, COP, FSA, 5.250% due 5/1/16	2,117,420
5,000,000	HFA, 5.250% due 10/1/23(a)	4,895,750
	Higher EFA, Health Services Revenue:
1,000,000	Allegheny Delaware Valley Obligation Group, MBIA, 6.250% due 1/15/18	1,044,600
3,330,000	University of Pittsburg Medical Center Health System, 5.600% due 11/15/09	3,356,007
500,000	IDA, Refunding, Economic Development, AMBAC, 5.500% due 7/1/20	519,280
	Philadelphia, PA:
	Authority for Industrial Development:
2,000,000	FSA, 5.500% due 10/1/15(c)	2,234,880
1,000,000	Lease Revenue, FSA, 5.500% due 10/1/19(c)	1,117,440

See Notes to Financial Statements.

Legg Mason Partners Intermediate-Term Municipals Fund 2009 Annual Report	21

Schedule of investments continued

March 31, 2009

LEGG MASON PARTNERS INTERMEDIATE-TERM MUNICIPALS FUND
FACE AMOUNT	SECURITY	VALUE

	Pennsylvania — 6.1% continued
	Gas Works Revenue:
$1,675,000	5.500% due 8/1/17(c)	$1,851,662
3,240,000	FSA, 5.500% due 8/1/19(c)	3,581,723
2,000,000	GO, FSA, 5.250% due 9/15/18(c)	2,161,300
	Parking Authority Revenue, Parking Revenue, FSA:
2,000,000	5.625% due 9/1/15	2,032,660
1,500,000	5.625% due 9/1/19	1,516,230
2,000,000	School District, 5.625% due 8/1/18(c)	2,279,380
	School District, FSA:
2,000,000	5.500% due 2/1/20(c)	2,231,260
1,865,000	5.500% due 2/1/21(c)	2,080,650
1,000,000	Water and Wastewater Revenue, FGIC, 5.250% due 11/1/17	1,051,810
715,000	Pittsburgh, PA, Public Parking Authority, Parking Revenue, St. Francis General Hospital, 6.625% due 10/1/12(b)	779,429
1,200,000	Reading, PA, GO, AMBAC, 5.875% due 11/15/12(b)	1,392,408
1,445,000	Southcentral, PA, General Authority Revenue, Hanover Hospital Inc., Radian, 5.500% due 12/1/18	1,241,558
695,000	West View, PA, Municipal Authority, 9.500% due 11/15/14(b)	874,984
80,000	Westmoreland County, PA, Municipal Authority, Special Obligation, 9.125% due 7/1/10(b)	82,101
	Total Pennsylvania	56,633,419
	Rhode Island — 0.3%
1,000,000	Providence, RI, Public Building Authority, General Revenue, MBIA, 5.375% due 12/15/21	1,038,170
2,000,000	Woonsocket, RI, GO, FGIC, 5.375% due 10/1/20	2,075,800
	Total Rhode Island	3,113,970
	South Carolina — 0.2%
260,000	Charleston, SC, Waterworks & Sewer Revenue, 10.375% due 1/1/10(b)	278,946
1,650,000	Greenville County, SC, School District Installment Purchase, Revenue, Refunding, Building Equity, 6.000% due 12/1/21(c)	1,937,546
	Total South Carolina	2,216,492
	South Dakota — 0.3%
2,635,000	Minnehaha County, SD, Limited Tax Certificates, 5.625% due 12/1/19(c)	2,737,870
	Tennessee — 2.6%
5,000,000	Elizabethton, TN, Health & Educational Facilities Board Revenue, 5.750% due 7/1/23(c)	5,185,900
70,000	Greeneville, TN, Health & Educational Facilities Board, Hospital Revenue, Southern Adventist Health System, 8.700% due 10/1/09(b)	70,056

See Notes to Financial Statements.

22	Legg Mason Partners Intermediate-Term Municipals Fund 2009 Annual Report

LEGG MASON PARTNERS INTERMEDIATE-TERM MUNICIPALS FUND
FACE AMOUNT	SECURITY	VALUE

	Tennessee — 2.6% continued
$1,000,000	Memphis-Shelby County, TN, Airport Authority, Airport Revenue, AMBAC, 6.250% due 3/1/14(a)	$1,024,550
	Tennessee Energy Acquisition Corp., Gas Revenue:
2,500,000	5.250% due 9/1/20	1,913,750
3,000,000	5.000% due 2/1/22	2,176,920
5,000,000	5.250% due 9/1/22	3,699,600
10,000,000	5.250% due 9/1/23	7,292,900
3,220,000	Tennessee Housing Development Agency, 5.000% due 7/1/23(a)	3,046,120
	Total Tennessee	24,409,796
	Texas — 13.9%
2,000,000	Austin, TX, Electric Utility System Revenue, Refunding, AMBAC, 5.500% due 11/15/13	2,260,020
700,000	Bexar County, TX, Housing Finance Corp. MFH Revenue, The Waters at Northern Hill Apartments, MBIA, 5.800% due 8/1/21	517,377
16,500,000	Brazos River, TX, Harbor Industrial Development Corp., Environmental Facilities Revenue, Dow Chemical Co., 5.900% due 5/1/38(a)(d)	11,159,280
25,000	Brownsville, TX, Utilities Systems Revenue, AMBAC, 9.400% due 1/1/13(b)	29,497
1,000,000	Dallas, TX, Area Rapid Transit, Senior Lien, AMBAC, 5.375% due 12/1/17(c)	1,112,910
8,150,000	Dallas-Fort Worth, TX, International Airport Revenue, MBIA, 5.750% due 11/1/18(a)	8,158,231
670,000	Duncanville, TX, Hospital Authority, Methodist Hospitals of Dallas Project, 9.000% due 1/1/10(b)	711,728
	El Paso County, TX, Housing Finance Corp.:
415,000	La Plaza Apartments, 6.700% due 7/1/20	409,543
	MFH Revenue, American Village Communities:
1,250,000	6.250% due 12/1/20	1,224,587
1,000,000	6.250% due 12/1/24	970,780
390,000	Fort Bend, TX, ISD, PSFG, 5.500% due 2/15/16	390,191
2,000,000	Fort Worth, TX, Water & Sewer Revenue, 5.625% due 2/15/18(c)	2,241,400
5,000,000	Gulf Coast of Texas, IDA, Solid Waste Disposal Revenue, CITGO Petroleum Corp. Project, 7.500% due 10/1/12(a)(d)(g)	4,873,500
	Harlandale, TX:
10,000	GO, ISD, Refunding, PSFG, Unrefunded Balance, 6.000% due 8/15/16	10,482
990,000	ISD, Refunding, PSFG, 6.000% due 8/15/16(c)	1,064,062
	Harris County, TX:
11,000,000	Cultural Education Facilities Finance Corp., Medical Facilities Revenue, Baylor College of Medicine, 5.375% due 11/15/28	10,592,890

See Notes to Financial Statements.

Legg Mason Partners Intermediate-Term Municipals Fund 2009 Annual Report	23

Schedule of investments continued

March 31, 2009

LEGG MASON PARTNERS INTERMEDIATE-TERM MUNICIPALS FUND
FACE AMOUNT	SECURITY	VALUE

	Texas — 13.9% continued
$1,000,000	GO, Capital Appreciation, Refunding, Permanent Improvement, MBIA, zero coupon bond to yield 6.000% due 10/1/17	$725,110
	Houston Sports Authority Revenue:
1,125,000	5.250% due 11/15/16	1,129,567
3,000,000	MBIA, 5.750% due 11/15/19	3,005,550
	Houston, TX:
1,585,000	Airport Systems Revenue, 9.500% due 7/1/10(b)	1,673,522
	FSA:
910,000	5.750% due 3/1/18(c)	972,408
90,000	Unrefunded Balance, 5.750% due 3/1/18	93,380
	Water & Sewer Systems Revenue, Refunding, Jr. Lien:
4,545,000	5.750% due 12/1/16(c)	4,895,783
1,000,000	FSA, 5.500% due 12/1/17	1,046,460
	Midlothian, TX:
2,460,000	Development Authority Tax, Increment Contact Revenue, 7.875% due 11/15/21(c)	2,790,181
60,000	ISD, Unrefunded Balance, Refunding, PSFG, zero coupon bond to yield 6.166% due 2/15/17	37,160
	Montgomery, TX, ISD, GO:
1,230,000	Refunding, PSFG, 5.500% due 2/15/17(c)	1,333,049
570,000	Unrefunded Balance, Refunding, PSFG, 5.500% due 2/15/17	598,523
1,230,000	North Forest ISD, ACA, 6.500% due 8/15/17	966,620
18,000,000	North Texas Tollway Authority Revenue, MBIA, 5.125% due 1/1/28	17,795,700
755,000	Panhandle, TX, Regional Housing Finance, GNMA-Collateralized, 6.500% due 7/20/21	769,526
	SA Energy Acquisition, PFC, TX, Gas Supply Revenue:
2,000,000	5.500% due 8/1/21	1,572,220
15,000,000	5.500% due 8/1/22	11,599,950
13,000,000	Sabine River Authority, Texas PCR, Southwestern Electric Power Co., MBIA, 4.950% due 3/1/18	12,980,890
	Tarrant County, TX:
1,105,000	Health Facilities Development Corp., Health System Revenue, Original Issue Discount, FGIC, 5.000% due 9/1/15(b)	1,222,044
	Health Facilities Development Corp., Hospital Revenue:
2,000,000	6.625% due 11/15/20(c)	2,185,980
4,000,000	Baylor Health Care Systems Project, 5.750% due 11/15/19	4,078,040
30,000	Hospital Authority Revenue, St. Joseph Hospital Project, 8.750% due 2/1/10(b)	32,029

See Notes to Financial Statements.

24	Legg Mason Partners Intermediate-Term Municipals Fund 2009 Annual Report

LEGG MASON PARTNERS INTERMEDIATE-TERM MUNICIPALS FUND
FACE AMOUNT	SECURITY	VALUE

	Texas — 13.9% continued
$2,000,000	Texas Technical University Revenue Financing System, MBIA, 5.500% due 8/15/18(c)	$2,234,380
4,000,000	Texas Transportation Commission Centre, TX, Turnpike System Revenue, 5.000% due 8/15/42(d)	4,013,200
2,000,000	University of Texas Revenue Financing System, 5.375% due 8/15/18(c)	2,193,740
2,150,000	Waco, TX, Health Facilities Developmental Corp., FHA Mortgage Revenue, Hillcrest Health Systems Project, MBIA, 5.000% due 2/1/20	2,007,154
1,000,000	Wichita Falls, TX, Water & Sewer Revenue, Priority Lien, AMBAC, 5.375% due 8/1/19(c)	1,098,940
	Total Texas	128,777,584
	Utah — 0.6%
	Provo, UT, Electric Revenue:
680,000	10.125% due 4/1/15(b)	857,888
10,000	AMBAC, 10.375% due 9/15/15(b)	12,748
750,000	MBIA, 10.125% due 4/1/15(b)	946,200
1,500,000	Salt Lake County, UT, Hospital Revenue, IHC Health Services Inc., AMBAC, 5.500% due 5/15/13	1,614,810
	Spanish Fork City, UT, Water Revenue:
240,000	FSA, 5.500% due 6/1/17(c)	271,755
760,000	Unrefunded Balance, FSA, 5.500% due 6/1/17	814,963
1,000,000	Utah State Board Regents, Utah State University Hospital, MBIA, 5.500% due 8/1/18(c)	1,104,250
	Total Utah	5,622,614
	Vermont — 0.1%
1,175,000	Vermont Educational & Health Buildings Financing Agency Revenue, Developmental & Mental Health, 5.500% due 6/15/12	1,133,558
	Virginia — 2.3%
1,445,000	Chesapeake, VA, GO, Public Improvement, 5.500% due 12/1/17	1,547,003
1,000,000	Fairfax County, VA, Redevelopment & Housing Authority Lease Revenue, James Lee Community Center, 5.250% due 6/1/19	1,035,650
1,305,000	Fauquier County, VA, IDA, Hospital Revenue, Fauquier Hospital Foundation Inc., Radian, 5.500% due 10/1/15	1,225,565
650,000	Harrisonburg, VA, Redevelopment & Housing Authority, MFH Revenue, Greens of Salem Run Project, FSA, 6.000% due 4/1/12(a)	653,633
750,000	Norton, VA, IDA Hospital Revenue, Norton Community Hospital, ACA, 6.000% due 12/1/22	651,878
1,330,000	Pittsylvania County, VA, GO, 5.600% due 2/1/25	1,417,860
	Virginia State Resources Authority:
5,035,000	Clean Water Reserve, Revolving Fund, 5.400% due 10/1/18(c)	5,382,264

See Notes to Financial Statements.

Legg Mason Partners Intermediate-Term Municipals Fund 2009 Annual Report	25

Schedule of investments continued

March 31, 2009

LEGG MASON PARTNERS INTERMEDIATE-TERM MUNICIPALS FUND
FACE AMOUNT	SECURITY	VALUE

	Virginia — 2.3% continued
$1,175,000	Infrastructure Revenue, Senior, Pooled Financing Program, 5.000% due 11/1/19	$1,324,072
1,000,000	Revenue, Clean Water Reserve, Revolving Fund, 5.750% due 10/1/13(c)	1,074,170
6,350,000	Washington County, VA, IDA Hospital Facilities Revenue, Mountain States Health Alliance, 7.250% due 7/1/19	6,527,482
	Total Virginia	20,839,577
	Washington — 2.7%
4,000,000	Energy Northwest Washington Electric Revenue, Refunding, Project No. 1, 5.500% due 7/1/14	4,372,880
6,725,000	King County, WA, Public Hospital District, GO, 5.250% due 12/1/28	6,836,971
2,000,000	Pierce County, WA, School District North 10 Tacoma, FGIC, 5.375% due 12/1/14(c)	2,228,620
	Radford Court Properties, WA, Student Housing Revenue, MBIA:
1,695,000	6.000% due 6/1/17	1,775,479
1,000,000	5.375% due 6/1/19	1,030,240
	Washington State Health Care Facilities Authority Revenue:
5,000,000	Highline Medical Center, FHA, 6.250% due 8/1/28	5,080,650
3,000,000	Multicare Health System, 5.750% due 8/15/29	2,974,890
1,000,000	Washington State, GO, 6.000% due 1/1/11(c)	1,041,190
	Total Washington	25,340,920
	West Virginia — 0.6%
6,000,000	West Virginia State Hospital Finance Authority Revenue, FSA, 5.375% due 6/1/28	5,828,400
	Wisconsin — 2.6%
4,000,000	Sheboygan, WI, PCR, Wisconsin Power Convention, FGIC, 5.000% due 9/1/15	4,346,560
2,000,000	Wisconsin State, 5.500% due 5/1/14(c)	2,186,340
10,000,000	Wisconsin State General Fund Annual Appropriation Revenue, 5.375% due 5/1/25(f)	9,983,500
	Wisconsin State HEFA Revenue:
1,000,000	Agnesian Health Care Inc., 6.000% due 7/1/17	1,011,790
4,500,000	Prohealth Care Inc. Obligation Group, AMBAC, 5.000% due 8/15/19	4,551,885
1,500,000	Wheaton Franciscan Services Inc., 6.000% due 8/15/15(c)	1,713,555
	Total Wisconsin	23,793,630
	Wyoming — 0.8%
7,565,000	Wyoming CDA, Housing Revenue, 5.500% due 12/1/28	7,231,913
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $900,983,748)	885,807,608

See Notes to Financial Statements.

26	Legg Mason Partners Intermediate-Term Municipals Fund 2009 Annual Report

LEGG MASON PARTNERS INTERMEDIATE-TERM MUNICIPALS FUND
FACE AMOUNT	SECURITY	VALUE

SHORT-TERM INVESTMENTS — 4.5%
	Florida — 0.1%
$200,000	Gainesville, FL, Utilities System Revenue, SPA-SunTrust Bank, 0.500%, 4/1/09(h)	$200,000
	Jacksonville, FL, Health Facilities Authority, Hospital Revenue, Baptist Medical Center, LOC-Bank of America N.A.:
400,000	0.350%, 4/1/09(h)	400,000
400,000	0.300%, 4/1/09(h)	400,000
	Total Florida	1,000,000
	Kentucky — 0.0%
100,000	Berea, KY, Educational Facilities Revenue, 0.270%, 4/1/09(h)	100,000
	Massachusetts — 0.4%
4,000,000	Massachusetts State DFA Revenue, Boston University, LOC-Allied Irish Bank PLC, 0.450%, 4/1/09(h)	4,000,000
	Missouri — 0.1%
600,000	Missouri State HEFA Revenue, BJC Health Systems, SPA-Bank of Nova Scotia & JPMorgan Chase, 0.500%, 4/1/09(h)	600,000
	New York — 1.5%
1,000,000	New York City, NY, Trust for Cultural Resources Revenue, Lincoln Center for the Performing Arts Inc., LOC-Bank of America N.A., 0.210%, 4/1/09(h)	1,000,000
	New York City, NY, GO:
1,300,000	LOC-Morgan Guaranty Trust, 0.450%, 4/1/09(h)	1,300,000
	Subordinated:
2,000,000	FSA, SPA-Dexia Credit Local, 0.500%, 4/1/09(h)	2,000,000
1,300,000	MBIA, SPA-Wachovia Bank, 0.200%, 4/1/09(h)	1,300,000
8,800,000	New York State Dormitory Authority Revenue, Mental Health Services, Subordinated, FSA, SPA-Dexia Credit Local, 3.000%, 4/2/09(h)	8,800,000
	Total New York	14,400,000
	Oregon — 0.5%
1,100,000	Oregon State, Veterans Welfare, SPA-Dexia Credit Local, 0.500%, 4/1/09(a)(h)	1,100,000
4,000,000	Oregon State GO, Veterans Welfare, SPA-Dexia Credit Local, 0.500%, 4/1/09(h)	4,000,000
	Total Oregon	5,100,000
	Pennsylvania — 0.2%
1,200,000	Geisinger Authority, PA, Health System Revenue, Geisinger Health System, SPA-PNC Bank N.A., 0.300%, 4/1/09(h)	1,200,000
500,000	Lancaster County, PA, Hospital Authority Revenue, Lancaster General Hospital, LOC-Bank of America N.A., 0.270%, 4/1/09(h)	500,000
	Total Pennsylvania	1,700,000

See Notes to Financial Statements.

Legg Mason Partners Intermediate-Term Municipals Fund 2009 Annual Report	27

Schedule of investments continued

March 31, 2009

LEGG MASON PARTNERS INTERMEDIATE-TERM MUNICIPALS FUND
FACE AMOUNT	SECURITY	VALUE

	Puerto Rico — 0.3%
$2,500,000	Commonwealth of Puerto Rico, GO, Refunding, Public Improvements, FSA, SPA-Dexia Credit Local, 0.400%, 4/1/09(h)	$2,500,000
	Tennessee — 0.1%
485,000	Clarksville, TN, Public Building Authority Revenue, Metropolitan Government Nashville & Davidson, LOC-Bank of America N.A., 0.350%, 4/1/09(h)	485,000
	Texas — 0.7%
6,400,000	Harris County, TX, Health Facilities Development Corp., Hospital Revenue, Baylor College of Medicine, AMBAC, LOC-Wachovia Bank N.A., 0.350%, 4/1/09(h)	6,400,000
	Virginia — 0.6%
	Virginia Commonwealth University:
300,000	Health System Authority Revenue, AMBAC, LOC-Wachovia Bank N.A., 0.350%, 4/1/09(h)	300,000
5,300,000	VA, AMBAC, LOC-Wachovia Bank N.A., 0.250%, 4/1/09(h)	5,300,000
	Total Virginia	5,600,000
	TOTAL SHORT-TERM INVESTMENTS (Cost — $41,885,000)	41,885,000
	TOTAL INVESTMENTS — 100.1% (Cost — $942,868,748#)	927,692,608
	Liabilities in Excess of Other Assets — (0.1)%	(912,109)
	TOTAL NET ASSETS — 100.0%	$926,780,499

(a)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(b)	Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(c)

Pre-Refunded bonds are escrowed with U.S. government obligations and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(d)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2009.

(e)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(f)	Security is issued on a when-issued basis.

(g)	Maturity date shown represents the mandatory tender date.

(h)

Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer or liquid provider on no more than 7 days notice. Date shown is the date of the next interest rate change.

#	Aggregate cost for federal income tax purposes is $942,875,467.

Abbreviations used in this schedule:
ACA	—American Capital Assurance — Insured Bonds
AMBAC	—Ambac Assurance Corporation — Insured Bonds
CBI	—Certificate of Bond Insurance
CDA	—Community Development Authority
COP	—Certificate of Participation
DFA	—Development Finance Agency
EDA	—Economic Development Authority
EFA	—Educational Facilities Authority
FGIC	—Financial Guaranty Insurance Company — Insured Bonds
FHA	—Federal Housing Administration
FSA	—Financial Security Assurance — Insured Bonds
GAN	—Grant Anticipation Notes

See Notes to Financial Statements.

28	Legg Mason Partners Intermediate-Term Municipals Fund 2009 Annual Report

LEGG MASON PARTNERS INTERMEDIATE-TERM MUNICIPALS FUND

GNMA	—Government National Mortgage Association
GO	—General Obligation
HDC	—Housing Development Corporation
HUD	—Housing and Urban Development
HEFA	—Health & Educational Facilities Authority
HFA	—Housing Finance Authority
IBC	—Insured Bond Certificates
IDA	—Industrial Development Authority
INDLC	—Industrial Indemnity Company — Insured Bonds
ISD	—Independent School District
LOC	—Letter of Credit
MBIA	—Municipal Bond Investors Assurance Corporation — Insured Bonds
MFH	—Multi-Family Housing
PCR	—Pollution Control Revenue
PFC	—Public Facilities Corporation
PSFG	—Permanent School Fund Guaranty
Q-SBLF	—Qualified School Board Loan Fund
Radian	—Radian Asset Assurance — Insured Bonds
SPA	—Standby Bond Purchase Agreement — Insured Bonds
VA	—Veterans Administration
XLCA	—XL Capital Assurance Inc. — Insured Bonds

SUMMARY OF INVESTMENTS BY INDUSTRY*
Pre-Refunded/Escrowed to Maturity	20.6%
Hospitals	20.6
Industrial Development	8.9
Electric	8.4
Education	8.2
Housing	6.6
Transportation	6.4
Other Revenue	4.6
Leasing	4.5
Local General Obligation	3.8
Water & Sewer	1.9
Special Tax	1.8
State General Obligation	1.6
General Obligation	1.1
Resource Recovery	0.8
Public Facilities	0.2
100.0%

*	As a percentage of total investments. Please note that fund holdings are as of March 31, 2009 and are subject to change.

See Notes to Financial Statements.

Legg Mason Partners Intermediate-Term Municipals Fund 2009 Annual Report	29

Schedule of investments continued

March 31, 2009

LEGG MASON PARTNERS INTERMEDIATE-TERM MUNICIPALS FUND

RATINGS TABLE† (unaudited)
S&P/Moody’s/Fitch‡
AAA/Aaa	25.5%
AA/ Aa	31.1
A	25.2
BBB/Baa	10.1
BB/Ba	0.6
B/B	0.2
A-1/VMIG1	4.5
NR	2.8
100.0%

†	As a percentage of total investments.

‡	S&P primary rating; Moody’s secondary, then Fitch.

See pages 31 and 32 for definitions of ratings.

See Notes to Financial Statements.

30	Legg Mason Partners Intermediate-Term Municipals Fund 2009 Annual Report

Bond ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A	—	Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB	—	Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.
BB, B, CCC, CC and C	—	Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
D	—	Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa	—	Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes can be visualized as most unlikely to impair the fundamentally strong position of such issues.
Aa	—	Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.
A	—	Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa	—	Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba	—	Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

Legg Mason Partners Intermediate-Term Municipals Fund 2009 Annual Report	31

Bond ratings (unaudited) continued

B	—	Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa	—	Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.
Ca	—	Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C	—	Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch Ratings Service (“Fitch”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Fitch. Capacity to pay interest and repay principal is extremely strong.
AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A	—	Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB	—	Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.
BB, B, CCC and CC	—	Bonds rated “BB”, “B”, “CCC” and “CC” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents a lower degree of speculation than “B”, and “CC” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
NR	—	Indicates that the bond is not rated by Standard & Poor’s, Moody’s or Fitch.

Short-term security ratings (unaudited)

SP-1	—	Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
A-1	—	Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
VMIG1	—	Moody’s highest rating for issues having a demand feature — VRDO.
MIG1	—	Moody’s highest rating for short-term municipal obligations.
P-1	—	Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG1 rating.
F1	—	Fitch’s highest rating indicating the strongest capacity for timely payment of financial commitments; those issues determined to possess overwhelming strong credit feature are denoted with a plus (+) sign.

32	Legg Mason Partners Intermediate-Term Municipals Fund 2009 Annual Report

Statement of assets and liabilities

March 31, 2009

ASSETS:
Investments, at value (Cost — $942,868,748)	$927,692,608
Cash	42,668
Interest receivable	14,290,415
Receivable for Fund shares sold	9,427,264
Receivable for securities sold	665,000
Prepaid expenses	77,358
Other receivables	28,745
Total Assets	952,224,058
LIABILITIES:
Payable for securities purchased	22,220,276
Payable for Fund shares repurchased	1,795,898
Distributions payable	469,802
Investment management fee payable	385,788
Distribution fees payable	261,981
Payable to broker — variation margin on open futures contracts	225,938
Trustees’ fees payable	20,634
Accrued expenses	63,242
Total Liabilities	25,443,559
TOTAL NET ASSETS	$926,780,499
NET ASSETS:
Par value (Note 6)	$1,549
Paid-in capital in excess of par value	1,001,629,454
Undistributed net investment income	216,526
Accumulated net realized loss on investments and futures contracts	(57,928,713)
Net unrealized depreciation on investments and futures contracts	(17,138,317)
TOTAL NET ASSETS	$926,780,499
Shares Outstanding:
Class A	100,903,982
Class C	50,121,984
Class I	3,843,125
Net Asset Value:
Class A (and redemption price)	$5.98
Class C (and redemption price)	$5.99
Class I (and redemption price)	$5.98
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 2.25%)	$6.12

See Notes to Financial Statements.

Legg Mason Partners Intermediate-Term Municipals Fund 2009 Annual Report	33

Statement of operations

For the Year Ended March 31, 2009

INVESTMENT INCOME:
Interest	$41,546,133
EXPENSES:
Investment management fee (Note 2)	4,094,859
Distribution fees (Notes 2 and 4)	2,809,098
Transfer agent fees (Note 4)	97,179
Shareholder reports (Note 4)	58,309
Legal fees	55,478
Registration fees	36,916
Audit and tax	28,491
Trustees’ fees	14,182
Insurance	7,031
Custody fees	5,947
Miscellaneous expenses	5,557
Total Expenses	7,213,047
NET INVESTMENT INCOME	34,333,086
REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FUTURES CONTRACTS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	(619,898)
Futures contracts	(16,774,256)
Net Realized Loss	(17,394,154)
Change in Net Unrealized Appreciation/Depreciation From:
Investments	(31,002,750)
Futures contracts	(159,294)
Change in Net Unrealized Appreciation/Depreciation	(31,162,044)
NET LOSS ON INVESTMENTS AND FUTURES CONTRACTS	(48,556,198)
DECREASE IN NET ASSETS FROM OPERATIONS	$(14,223,112)

See Notes to Financial Statements.

34	Legg Mason Partners Intermediate-Term Municipals Fund 2009 Annual Report

Statements of changes in net assets

FOR THE YEARS ENDED MARCH 31,	2009	2008
OPERATIONS:
Net investment income	$34,333,086	$25,605,414
Net realized gain (loss)	(17,394,154)	1,303,462
Change in net unrealized appreciation/depreciation	(31,162,044)	(6,701,434)
Increase (Decrease) in Net Assets From Operations	(14,223,112)	20,207,442
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(34,320,444)	(25,602,692)
Decrease in Net Assets From Distributions to Shareholders	(34,320,444)	(25,602,692)
FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	625,580,344	154,891,039
Reinvestment of distributions	26,979,290	15,936,227
Cost of shares repurchased	(338,483,489)	(245,201,389)
Increase (Decrease) in Net Assets From Fund Share Transactions	314,076,145	(74,374,123)
Increase (Decrease) in Net Assets	265,532,589	(79,769,373)
NET ASSETS:
Beginning of year	661,247,910	741,017,283
End of year*	$926,780,499	$661,247,910
* Includes undistributed net investment income of:	$216,526	$209,347

See Notes to Financial Statements.

Legg Mason Partners Intermediate-Term Municipals Fund 2009 Annual Report	35

Financial highlights

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED MARCH 31:
CLASS A SHARES[1]	2009	2008	2007	2006	2005
NET ASSET VALUE, BEGINNING OF YEAR	$6.32	$6.36	$6.33	$6.42	$6.59
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.27	0.26	0.26	0.26	0.28
Net realized and unrealized gain (loss)	(0.34)	(0.04)	0.03	(0.09)	(0.17)
Total income (loss) from operations	(0.07)	0.22	0.29	0.17	0.11
LESS DISTRIBUTIONS FROM:
Net investment income	(0.27)	(0.26)	(0.26)	(0.26)	(0.28)
Total distributions	(0.27)	(0.26)	(0.26)	(0.26)	(0.28)
NET ASSET VALUE, END OF YEAR	$5.98	$6.32	$6.36	$6.33	$6.42
Total return[2]	(1.13)%	3.48%	4.70%	2.78%	1.68%
NET ASSETS, END OF YEAR (MILLIONS)	$604	$460	$495	$404	$403
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	0.68%	0.72%	0.78%[3]	0.76%	0.76%
Gross expenses, excluding interest expense	N/A	N/A	0.70 [3]	0.70	0.70
Net expenses	0.68	0.72 [4,5]	0.76 [3,5,6]	0.76 [5,6]	0.75 [5,6]
Net expenses, excluding interest expense	N/A	N/A	0.68 [3,5,6]	0.70 [5,6]	0.69 [5,6]
Net investment income	4.39	4.05	4.12	4.05	4.31
PORTFOLIO TURNOVER RATE	19%	36%	19%	11%	19%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charge, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.77% and 0.75% including interest expense and 0.69% and 0.67% excluding interest expense, respectively.

[4]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

As a result of a voluntary expense limitation prior to March 16, 2007, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class A shares did not exceed 0.85%.

See Notes to Financial Statements.

36	Legg Mason Partners Intermediate-Term Municipals Fund 2009 Annual Report

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED March 31:
CLASS C SHARES[1]	2009	2008	2007	2006	2005
NET ASSET VALUE, BEGINNING OF YEAR	$6.32	$6.37	$6.34	$6.43	$6.60
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.23	0.22	0.22	0.22	0.24
Net realized and unrealized gain (loss)	(0.33)	(0.05)	0.03	(0.09)	(0.17)
Total income (loss) from operations	(0.10)	0.17	0.25	0.13	0.07
LESS DISTRIBUTIONS FROM:
Net investment income	(0.23)	(0.22)	(0.22)	(0.22)	(0.24)
Total distributions	(0.23)	(0.22)	(0.22)	(0.22)	(0.24)
NET ASSET VALUE, END OF YEAR	$5.99	$6.32	$6.37	$6.34	$6.43
Total return[2]	(1.58)%	2.68%	4.06%	2.15%	1.05%
NET ASSETS, END OF YEAR (MILLIONS)	$300	$200	$246	$254	$327
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.30%	1.33%	1.39%[3]	1.39%	1.39%
Gross expenses, excluding interest expense	N/A	N/A	1.31 [3]	1.33	1.33
Net expenses	1.30	1.33 [4]	1.38 [3,5,6]	1.39 [5,6]	1.38 [5,6]
Net expenses, excluding interest	N/A	N/A	1.30 [3,5,6]	1.33 [5,6]	1.32 [5,6]
Net investment income	3.77	3.43	3.50	3.41	3.68
PORTFOLIO TURNOVER RATE	19%	36%	19%	11%	19%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.38% and 1.37% including interest expense and 1.30% and 1.29% excluding interest expense, respectively.

[4]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

As a result of a voluntary expense limitation prior to March 16, 2007, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class C shares did not exceed 1.45%.

See Notes to Financial Statements.

Legg Mason Partners Intermediate-Term Municipals Fund 2009 Annual Report	37

Financial highlights continued

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED MARCH 31, UNLESS OTHERWISE NOTED:
CLASS I SHARES[1]	2009	2008[2]
NET ASSET VALUE, BEGINNING OF YEAR	$6.32	$6.35
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.28	0.13
Net realized and unrealized loss	(0.34)	(0.03)
Total income (loss) from operations	(0.06)	0.10
LESS DISTRIBUTIONS FROM:
Net investment income	(0.28)	(0.13)
Total distributions	(0.28)	(0.13)
NET ASSET VALUE, END OF YEAR	$5.98	$6.32
Total return[3]	(0.97)%	1.61%
NET ASSETS, END OF YEAR (000s)	$22,995	$1
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	0.52%	0.54%[4]
Net expenses	0.52	0.54 [4,5]
Net investment income	4.60	4.05 [4]
PORTFOLIO TURNOVER RATE	19%	36%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period September 28, 2007 (inception date) to March 31, 2008.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

See Notes to Financial Statements.

38	Legg Mason Partners Intermediate-Term Municipals Fund 2009 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Partners Intermediate-Term Municipals Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment valuation. Securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various other relationships between securities. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When prices are not readily available, or are determined not to reflect fair value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

Effective April 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157 (“FAS 157”). FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Legg Mason Partners Intermediate-Term Municipals Fund 2009 Annual Report	39

Notes to financial statements continued

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

	MARCH 31, 2009	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Investments in securities	$927,692,608	—	$927,692,608	—
Other financial instruments*	(1,962,177)	$(1,962,177)	—	—
Total	$925,730,431	$(1,962,177)	$927,692,608	—

*	Other financial instruments may include written options, futures, swaps and forward contracts.

(b) Financial futures contracts. The Fund may enter into financial futures contracts to hedge against the economic impact of adverse changes in the market value of portfolio securities due to changes in interest rates, as a substitution for buying or selling securities or as a cash flow management technique. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin, equal in value to a certain percentage of the contract amount (initial margin deposit). Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial instruments. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying financial instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the initial margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(c) Securities traded on a when-issued basis. The Fund may trade securities on a when-issued basis. In a when-issued transaction, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. Purchasing such securities involves the risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

40	Legg Mason Partners Intermediate-Term Municipals Fund 2009 Annual Report

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(e) Distributions to shareholders. Distributions from net investment income on the shares of the Fund are declared each business day to shareholders of record, and are paid monthly. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(g) Fees paid indirectly. The Fund’s custody fees are reduced according to a fee arrangement, which provides for a reduction based on the level of cash deposited with the custodian by the Fund. If material, the amount is shown as a reduction of expenses on the Statement of Operations.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of March 31, 2009, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(i) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting.

Legg Mason Partners Intermediate-Term Municipals Fund 2009 Annual Report	41

Notes to financial statements continued

These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED LOSS	PAID-IN CAPITAL
(a)	—	$2,418,141	$(2,418,141)
(b)	$(5,463)	5,463	—

(a)	Reclassifications are primarily due to the expiration of a capital loss carryover.

(b)	Reclassifications are primarily due to differences between book and tax accretion of market discount on fixed income securities.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.50% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 2.25% for Class A shares. In certain cases, Class A shares have a 0.50% contingent deferred sales charge (“CDSC”), which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended March 31, 2009, LMIS and its affiliates received sales charges of approximately $37,000 on sales of the Fund’s Class A shares. In addition, for the year ended March 31, 2009, CDSCs paid to LMIS and its affiliates on the sales of the Fund’s Class A shares were approximately $172,000.

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Trustees”) to defer the receipt of all or a portion of the trustees’ fees earned until a later date specified by the Trustees. The deferred balances are reported in the Statement of Operations under Trustees’ fees and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2006. This change will have no effect on fees previously deferred. As of March 31, 2009, the Fund had accrued $8,208 as deferred compensation payable.

42	Legg Mason Partners Intermediate-Term Municipals Fund 2009 Annual Report

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended March 31, 2009, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$405,790,056
Sales	147,909,983

At March 31, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$21,941,302
Gross unrealized depreciation	(37,124,161)
Net unrealized depreciation	$(15,182,859)

At March 31, 2009, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED LOSS
Contracts to Sell:
U.S. Treasury 10-Year Notes	723	6/09	$87,746,308	$89,708,485	$(1,962,177)

4. Class specific expenses, waivers and/or reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A and C shares calculated at the annual rate of 0.15% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class C shares calculated at the annual rate of 0.60% of the average daily net assets of Class C shares. Distribution fees are accrued daily and paid monthly.

For the year ended March 31, 2009, class specific expenses were as follows:

	DISTRIBUTION FEES	TRANSFER AGENT FEES	SHAREHOLDER REPORTS EXPENSES
Class A†	$815,826	$48,644	$27,480
Class C	1,993,272	48,229	30,331
Class I	—	306	498
Total	$2,809,098	$97,179	$58,309

†	LMIS has agreed to reimburse the Fund for any amount which exceeds the payments made by the Fund with respect to the distribution plan for Class A shares over the cumulative unreimbursed amounts spent by LMIS in performing its services under the distribution plan. During the year ended March 31, 2009, no reimbursement was required.

Legg Mason Partners Intermediate-Term Municipals Fund 2009 Annual Report	43

Notes to financial statements continued

5. Distributions to shareholders by class

	YEAR ENDED MARCH 31, 2009	YEAR ENDED MARCH 31, 2008
Net Investment Income:
Class A	$23,878,531	$18,430,790
Class C	10,013,703	7,156,329
Class I	428,210	15,573	†
Total	$34,320,444	$25,602,692

†	For the period September 28, 2007 (inception date) to March 31, 2008.

6. Shares of beneficial interest

At March 31, 2009, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	YEAR ENDED MARCH 31, 2009		YEAR ENDED MARCH 31, 2008
	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold	62,870,660	$383,504,890	14,705,839	$93,528,963
Shares issued on reinvestment	3,039,524	18,427,098	1,777,718	11,268,040
Shares repurchased	(37,820,923)	(226,225,111)	(21,515,841)	(136,468,438)
Net increase (decrease)	28,089,261	$175,706,877	(5,032,284)	$(31,671,435)
Class C
Shares sold	34,668,168	$214,706,101	9,469,094	$60,274,326
Shares issued on reinvestment	1,342,974	8,154,526	734,191	4,657,315
Shares repurchased	(17,561,937)	(106,351,867)	(17,143,479)	(108,732,951)
Net increase (decrease)	18,449,205	$116,508,760	(6,940,194)	$(43,801,310)
Class I
Shares sold	4,600,727	$27,369,353	170,642 †	$1,087,750 †
Shares issued on reinvestment	66,646	397,666	1,714 †	10,872 †
Shares repurchased	(996,604)	(5,906,511)	—	—
Net increase	3,670,769	$21,860,508	172,356 †	$1,098,622 †

†	For the period September 28, 2007 (inception date) to March 31, 2008.

44	Legg Mason Partners Intermediate-Term Municipals Fund 2009 Annual Report

7. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions:

RECORD DATE PAYABLE DATE	CLASS A	CLASS C	CLASS I
Daily 04/30/2009	$0.021932	$0.018939	$0.022803

The tax character of distributions paid during the fiscal years ended March 31, were as follows:

	2009	2008
Distributions Paid From:
Tax-exempt income	$34,314,413	$25,602,692
Ordinary income	6,031	—

Total taxable distributions	$6,031	—
Total distributions paid	$34,320,444	$25,602,692

As of March 31, 2009, the components of accumulated earnings on a tax basis were as follows:

Undistributed tax-exempt income — net	$246,600
Capital loss carryforward*	(35,074,159)
Other book/tax temporary differences(a)	(22,877,909)
Unrealized appreciation/(depreciation)(b)	(17,145,036)
Total accumulated earnings/(losses) — net	$(74,850,504)

*	During the taxable year ended March 31, 2009, the Fund utilized $3,096,676 of its capital loss carryover available from prior years. As of March 31, 2009, the Fund had the following net capital loss carryforwards remaining:

YEAR OF EXPIRATION	AMOUNT
3/31/2010	$(214,462)
3/31/2011	(5,555,681)
3/31/2012	(2,928,764)
3/31/2013	(21,780,086)
3/31/2014	(4,311,329)
3/31/2015	(283,837)
$(35,074,159)

These amounts will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized losses on certain futures contracts, the deferral of post-October capital losses for tax purposes and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book & tax accretion methods for market discount on fixed income securities.

Legg Mason Partners Intermediate-Term Municipals Fund 2009 Annual Report	45

Notes to financial statements continued

8. Regulatory matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Fund, and Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated there under (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent: that First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be

46	Legg Mason Partners Intermediate-Term Municipals Fund 2009 Annual Report

made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

9. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

Legg Mason Partners Intermediate-Term Municipals Fund 2009 Annual Report	47

Notes to financial statements continued

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

* * *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 8. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses. The five actions were subsequently consolidated, and a consolidated complaint was filed.

48	Legg Mason Partners Intermediate-Term Municipals Fund 2009 Annual Report

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgment was later entered. An appeal was filed with the U.S. Court of Appeals for the Second Circuit. After full briefing, oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 4, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

10. Other matters

On or about May 30, 2006, John Halebian, a purported shareholder of CitiSM New York Tax Free Reserves, a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board

Legg Mason Partners Intermediate-Term Municipals Fund 2009 Annual Report	49

Notes to financial statements continued

of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian filed an appeal in the U.S. Court of Appeals for the Second Circuit. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on February 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

11. Recent accounting pronouncement

In March 2008, the Financial Accounting Standards Board (“FASB”) issued the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statements and related disclosures.

*    *    *

In April 2009, FASB issued FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with FASB Statement of Financial Accounting Standards No. 157, FAS 157 when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the Funds’ financial statement disclosures.

50	Legg Mason Partners Intermediate-Term Municipals Fund 2009 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Income Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Partners Intermediate-Term Municipals Fund, a series of Legg Mason Partners Income Trust, as of March 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Partners Intermediate-Term Municipals Fund as of March 31, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

May 26, 2009

Legg Mason Partners Intermediate-Term Municipals Fund 2009 Annual Report	51

Board approval of management and subadvisory agreements (unaudited)

At a meeting of the Board of Trustees of Legg Mason Partners Income Trust (the “Trust”) held on November 10-11, 2008, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to the Legg Mason Partners Intermediate-Term Municipals Fund, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company (the “Subadviser”), an affiliate of the Manager, with respect to the Fund.

Background

The Board received information in advance of the meeting from the Manager to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreement and was given the opportunity to ask questions and request additional information from management. In addition, the Independent Trustees submitted questions to management before the meeting and considered the responses provided by management during the meeting. The Board received and considered a variety of information about the Manager and the Subadviser, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The presentation made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadviser pursuant to the Sub-Advisory Agreement.

Board approval of management agreement and sub-advisory agreement

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreement. The Independent Trustees also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager were present. In approving the Management Agreement and Sub-Advisory Agreement, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement, and each Trustee may have attributed different weight to the various factors.

52	Legg Mason Partners Intermediate-Term Municipals Fund

Nature, extent and quality of the services under the management agreement and sub-advisory agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreement, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadviser took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason Partners fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Subadviser, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadviser had continued to expand as a result of regulatory, market and other developments, including maintaining and monitoring their own and the Fund’s expanded compliance programs. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadviser regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Legg Mason, Inc., the parent organization of the Manager and the Subadviser.

The Board considered the division of responsibilities between the Manager and the Subadviser and the oversight provided by the Manager. The Board also considered the Manager’s and the Subadviser’s brokerage policies and practices. In addition, management also reported to the Board on, among other things, its business plans and organizational changes. The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement and the Sub-Advisory Agreement were satisfactory.

Fund performance

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic

Legg Mason Partners Intermediate-Term Municipals Fund	53

Board approval of management and subadvisory agreements (unaudited) continued

intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as intermediate municipal debt funds by Lipper, showed, among other data, that the Fund’s performance for the 1-, 3- and 5-year periods ended June 30, 2008 was above the median.

Based on its review, which included careful consideration of all of the factors noted above, the Board concluded that the performance of the Fund was satisfactory.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadviser. The Board also reviewed and considered that fee waiver and/or expense reimbursement arrangements are currently in place for the Fund and considered the actual fee rate (after taking waivers and reimbursements into account) (the “Actual Management Fee”) and that the Manager had agreed to continue its fee waivers and reimbursements until further notice. In addition, the Board noted that the compensation paid to the Subadviser is paid by the Manager, not the Fund, and, accordingly, that the retention of the Subadviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

In addition, the Board received and considered information comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

The Manager reviewed with the Board the differences in the scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services (including services related to the preparation and maintenance of the Fund’s registration statement and shareholder reports, as well as calculation of the Fund’s net asset value on a daily basis), office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Board also considered and discussed information about the Subadviser’s fees,

54	Legg Mason Partners Intermediate-Term Municipals Fund

including the amount of the management fees retained by the Manager after payment of the subadvisory fee. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of a group of retail front-end load funds (including the Fund) classified as intermediate municipal debt funds and chosen by Lipper to be comparable to the Fund, showed that the Fund’s Contractual Management Fee was below the median and Actual Management Fee (which reflects a fee waiver) was at the median. The Board noted that the Fund’s actual total expense ratio was below the median. The Board also noted that the Manager was continuing its voluntary waiver until further notice, resulting in the same net effective fee as currently in place, which is lower than the current contractual fee.

Taking all of the above into consideration, the Board determined that the management fee and the subadvisory fees for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason Partners fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed by an outside consultant the year before. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund and the type of fund it represented.

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that the Fund’s Actual Management Fee is below or at the median of the Expense Group. The Board also considered fee waivers by the Manager and the fact that the Manager pays the subadvisory fee out of the Management Fee.

The Board determined that the management fee structure for the Fund was reasonable.

Legg Mason Partners Intermediate-Term Municipals Fund	55

Board approval of management and subadvisory agreements (unaudited) continued

Other benefits to the manager and the subadviser

The Board considered other benefits received by the Manager, the Subadviser and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadviser to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

* * *

In light of all of the foregoing, the Board determined that the continuation of each of the Management Agreement and Sub-Advisory Agreement would be in the best interests of the Fund’s shareholders and approved the continuation of such agreements for another year.

56	Legg Mason Partners Intermediate-Term Municipals Fund

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason Partners Intermediate-Term Municipals Fund (the “Fund”) are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Trust is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

NON-INTERESTED TRUSTEES
ELLIOTT J. BERV c/o R. Jay Gerken, CFA, Legg Mason & Co., LLC (“Legg Mason”) 620 Eighth Avenue New York, NY 10018
Birth year	1943
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (from 2000 to 2005)
Number of portfolios in fund complex overseen by Trustee	64
Other board memberships held by Trustee	Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001)
A. BENTON COCANOUGHER c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1938
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	Dean Emeritus and Professor, Texas A&M University (since 2004); formerly, Interim Chancellor, Texas A&M University System (from 2003 to 2004); formerly, Special Advisor to the President, Texas A&M University (from 2002 to 2003)
Number of portfolios in fund complex overseen by Trustee	64
Other board memberships held by Trustee	None

Legg Mason Partners Intermediate-Term Municipals Fund	57

Additional information (unaudited) continued

Information about Trustees and Officers

JANE F. DASHER c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1949
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Korsant Partners, LLC (a family investment company)
Number of portfolios in fund complex overseen by Trustee	64
Other board memberships held by Trustee	None
MARK T. FINN c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1943
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Principal/ Member Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988)
Number of portfolios in fund complex overseen by Trustee	64
Other board memberships held by Trustee	None
RAINER GREEVEN c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1936
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Attorney, Rainer Greeven PC; President and Director, 62nd Street East Corporation (real estate) (since 2002)
Number of portfolios in fund complex overseen by Trustee	64
Other board memberships held by Trustee	None

58	Legg Mason Partners Intermediate-Term Municipals Fund

STEPHEN R. GROSS c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1947
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years	Chairman, HLB Gross Collins, PC (accounting and consulting firm)
(since 1979); Treasurer, Coventry Limited, Inc. (Senior Living Facilities) (since 1985); formerly, Managing Director, Fountainhead Ventures, LLC (technology accelerator) (from 1998 to 2003)
Number of portfolios in fund complex overseen by Trustee	64
Other board memberships held by Trustee	Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, ebank Financial Services, Inc. (from 1997 to 2004)
RICHARD E. HANSON, JR. c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1941
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Retired
Number of portfolios in fund complex overseen by Trustee	64
Other board memberships held by Trustee	None
DIANA R. HARRINGTON c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1940
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Professor, Babson College (since 1992)
Number of portfolios in fund complex overseen by Trustee	64
Other board memberships held by Trustee	None

Legg Mason Partners Intermediate-Term Municipals Fund	59

Additional information (unaudited) continued

Information about Trustees and Officers

SUSAN M. HEILBRON c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1945
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Independent Consultant (since 2001)
Number of portfolios in fund complex over- seen by Trustee	64
Other board member- ships held by Trustee	None
SUSAN B. KERLEY c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of portfolios in fund complex over- seen by Trustee	64
Other board member- ships held by Trustee

Chairman (since 2005) and Trustee (since 2000), Eclipse Funds (3 funds);

Chairman (since 2005) and Director (since 1990), Eclipse Funds Inc. (23 funds); Chairman and Director, ICAP Funds, Inc. (4 funds) (since 2006); Chairman and Trustee, The MainStay Funds (21 funds) (since 2007); and Chairman and Director, MainStay VP Series Fund, Inc. (24 funds) (since 2007)

ALAN G. MERTEN c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1941
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	President, George Mason University (since 1996)
Number of portfolios in fund complex over- seen by Trustee	64
Other board member- ships held by Trustee	Director of Cardinal Financial Corporation (since 2006); Trustee, First Potomac Realty Trust (since 2005); formerly, Director, Xybernaut Corporation (information technology) (from 2004 to 2006); formerly Director, Digital Net Holdings, Inc. (from 2003 to 2004); formerly, Director, Comshare, Inc. (information technology) (from 1985 to 2003)

60	Legg Mason Partners Intermediate-Term Municipals Fund

R. RICHARDSON PETTIT c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1942
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Formerly, Duncan Professor of Finance, University of Houston (from 1977 to 2006)
Number of portfolios in fund complex over- seen by Trustee	64
Other board member- ships held by Trustee	None
INTERESTED TRUSTEE
R. JAY GERKEN, CFA[3] Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Trustee, President, Chairman and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director of Legg Mason; Chairman of the Board and Trustee/ Director of 153 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason and its affiliates; formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management Inc. (“CFM”) (2002 to 2005); formerly Chairman, President and Chief Executive Officer of Travelers Investment Adviser, Inc. (“TIA”) (from 2002 to 2005)
Number of portfolios in fund complex over- seen by Trustee	140
Other board member- ships held by Trustee	Trustee, Consulting Group Capital Market Funds (from 2002 to 2006)
OFFICERS
FRANCES M. GUGGINO Legg Mason 55 Water Street New York, NY 10041
Birth year	1957
Position(s) held with Fund[1]	Chief Financial Officer and Treasurer
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; formerly, Controller of certain mutual funds associated with Citigroup Asset Management (“CAM”)
(from 1999 to 2004)

Legg Mason Partners Intermediate-Term Municipals Fund	61

Additional information (unaudited) continued

Information about Trustees and Officers

TED P. BECKER Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2006
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); formerly, Managing Director of Compliance at CAM or its predecessor (from 2002 to 2005)
JOHN CHIOTA Legg Mason 100 First Stamford Place Stamford, CT 06902
Birth year	1968
Position(s) held with Fund[1]	Chief Anti-Money Laundering Compliance Officer/Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2006/2008
Principal occupation(s) during past five years	Identity Theft Prevention Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2008); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Vice President of Legg Mason or its predecessor (since 2004); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse
ROBERT I. FRENKEL Legg Mason 100 First Stamford Place Stamford, CT 06902
Birth year	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2003
Principal occupation(s) during past five years	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); formerly, Secretary of CFM (from 2001 to 2004)
THOMAS C. MANDIA Legg Mason 100 First Stamford Place Stamford, CT 06902
Birth year	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2000
Principal occupation(s) during past 5 years	Managing Director and Deputy Counsel of Legg Mason (since 2005); Managing Director and Deputy General Counsel for CAM (from 1992 to 2005)

62	Legg Mason Partners Intermediate-Term Municipals Fund

DAVID CASTANO Legg Mason 55 Water Street New York, NY 10041
Birth year	1971
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past 5 years	Vice President of Legg Mason (since 2008); Controller of certain mutual funds associated with Legg Mason (since 2007); formerly, Assistant Treasurer of Lord Abbett mutual funds (from 2004 to 2006); Supervisor at UBS Global Asset Management (from 2003 to 2004); Accounting Manager at CAM (prior to 2003)
MATTHEW PLASTINA Legg Mason 55 Water Street New York, NY 10041
Birth year	1970
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past 5 years	Vice President of Legg Mason (since 2008); Assistant Vice President of Legg Mason or its predecessor (since 1999); Controller of certain mutual funds associated with Legg Mason (since 2007); formerly, Assistant Controller of certain mutual funds associated with Legg Mason and its predecessors (from 2002 to 2007)

[1]	Each Trustee and Officer serves until his or her successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee or Officer became a Board Member or Officer, as applicable, for a fund in the Legg Mason Partners funds complex.

[3]	Mr. Gerken is an “interested person” of the Fund as defined in the 1940 Act, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

Legg Mason Partners Intermediate-Term Municipals Fund	63

Important tax information (unaudited)

All of the net investment income distributions paid monthly by the Fund from April 2008 through November 2008 and from January 2009 through March 2009 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, 99.82% of the net investment income distribution paid in December 2008 qualifies as a tax-exempt interest dividend for Federal income tax purposes.

The following information is applicable to non-U.S. resident shareholders:

All of the ordinary income distributions paid by the Fund represent Qualified Net Interest Income and Qualified Short-Term Gain eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Please retain this information for your records.

64	Legg Mason Partners Intermediate-Term Municipals Fund

Legg Mason Partners

Intermediate-Term Municipals Fund

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken, CFA
Chairman

Rainer Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent*

Boston Financial Data Services, Inc.

2 Heritage Drive

North Quincy, Massachusetts 02171

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, New York 10154

*	Prior to April 4, 2009, PNC Global Investment Servicing was the Fund’s transfer agent.

Legg Mason Partners Intermediate-Term Municipals Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland business trust.

LEGG MASON PARTNERS INTERMEDIATE-TERM MUNICIPALS FUND

Legg Mason Funds

55 Water Street

New York, New York 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Partners Intermediate-Term Municipals Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2009 Legg Mason Investor Services, LLC

Member FINRA, SIPC

BUILT TO WINSM

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

•	Each was purposefully chosen for their commitment to investment excellence.

•	Each is focused on specific investment styles and asset classes.

•	Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked ninth-largest money manager in the world, according to Pensions & Investments, May 26, 2008 based on 12/31/07 worldwide assets under management.

www.leggmason.com/individualinvestors

© 2009 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD2305 5/09 SR09-809

NOT PART OF THE ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross the Chairman of the Board’s Audit Committee and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending March 31, 2008 and March 31, 2009 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $168,000 in 2008 and $155,000 in 2009.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $46,994 in 2008 and $0 in 2009. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Income Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Income Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to August 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $11,200 in 2008 and $39,200 in 2009. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns;

(ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item 4 for the Legg Mason Partners Income Trust were $17,700 in 2008 and $0 in 2009. The services consisted of procedures performed in connection with the mergers of Legg Mason Partners funds on February 2, 2007 and March 2, 2007.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2008 and 2009; Tax Fees were 100% and 0% for 2008 and 2009; and Other Fees were 100% and 0% for 2008 and 2009.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $0 in 2009.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

Rainer Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Income Trust

Date: June 4, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Income Trust

Date: June 4, 2009

By:	/s/ Frances M. Guggino
(Frances M. Guggino)
Chief Financial Officer of Legg Mason Partners Income Trust

Date: June 4, 2009